                          [FORM OF RESELLER AGREEMENT]

                               RESELLER AGREEMENT

SCHEDULE 1  OPERATING ENTITIES

SCHEDULE 1A  AREA DESIGNATION

SCHEDULE 2  CALLING PLAN RATES, TERMS AND CONDITIONS

SCHEDULE 3  INITIAL DEPOSIT REQUIREMENTS

                               RESELLER AGREEMENT

     THIS RESELLER AGREEMENT, effective as of ______________________, 20___, is by and between Cellcom Tech, Inc., a corporation organized under the laws of the
State of New York with its principal place of business at
_________________________________________ ("Customer") and the entities doing business as "AT&T Wireless Services" which hold licenses to provide Service in
Areas where Customer has requested an Assignment of Numbers (each as to its respective Area, referred to herein as "Company" and collectively as
"Companies").

                                    RECITALS

     A. Company provides Service in certain geographic Areas in the United
States to Customers.

     B. Customer desires to purchase and resell access to and usage of Company's
Service within the Areas designated by Customer on Schedule 1A.

     In consideration of the mutual covenants and the promises contained herein, the parties hereto agree as follows:

                                 I. DEFINITIONS

     The following terms when used herein shall have the following meanings:

     1.1 Activation or Activate shall mean the initiation of the Service to a
Number Assigned to the Customer.

     1.2 Affiliate shall mean any person, partnership, corporation, or other business association (hereinafter "person") that directly or indirectly controls, is controlled by, or is under common control with another person.
Control shall be defined as (i) ownership of a majority of the voting power of all classes of voting stock, or (ii) ownership of a majority of the beneficial interests in income or capital of an entity other than a corporation.

     1.3 Area(s) shall mean the areas within the United States where the respective Company holds a license granted by the FCC to provide Service and is providing Service. A list of the Areas is set forth on the attached Schedule 1.
Company may update Schedule 1 and/or Schedule 1A at any time to make additions and/or deletions to reflect the acquisition or disposition of licenses for, or commercial availability of, Service.

     1.4 Assignment shall mean the point at which a Number is set aside for
Customer's use.

     1.5 Business Day shall mean Monday through Friday, excluding
Company-observed holidays for the particular Area handling the pertinent transaction.

     1.6 Business Hours shall mean (unless specifically stated otherwise in
Schedule 2) 9:00 A.M. to 5:00 P.M. on any Business Day at the office responsible for handling the pertinent interaction between Company and Customer.

     1.7 Calling Plan shall mean a particular set of rates, terms, and conditions at which Company makes Service available to Customers from time to time, but does not include any short-term marketing promotions that may come with the plan.

     1.8 Purchaser shall mean any individual or entity purchasing Service from
Company, including Customer.

     1.9 End User shall mean any person or entity acquiring Service, directly or indirectly, from or through Customer.

     1.10 Events of Default shall mean the following:

     (a) the execution of any assignment for the benefit of creditors or the filing for relief by either party under any applicable bankruptcy, reorganization, moratorium, or similar debtor relief laws;

     (b) the appointment of a receiver for Customer or Company, or for substantially all of their respective assets or properties;

     (c) the failure of either party to pay any sum owed to the other hereunder at the time such amount comes due;

     (d) the failure of either party to perform or observe any other material term, condition, or covenant to be performed by it under this Agreement;

     (e) the commission of any illegal act (excluding misdemeanor traffic offenses and other minor misdemeanors not involving dishonesty or moral turpitude) by Customer or (i) the adjudication of guilt under any criminal charge, or (ii) the filing of criminal charges under SEC Federal Antitrust or
Controlled Substances laws against Customer, its proprietors, partners, officers, or directors or shareholders controlling in the aggregate or individually 10% or more of the voting rights or equity interests of Customer;

     (f) the furnishing, within a twelve-(12) month period, by one party to the other party of of two (2) or more checks that are not paid when presented due to insufficient funds; and

     (g) an unauthorized assignment of this Agreement.

     1.11 FCC shall mean the Federal Communications Commission.

     1.12 Home Area shall generally mean a part of the Area where home airtime rates apply. "Home Area" is more specifically defined in Schedule 2 or, as to a
Calling Plan, in that Calling Plan's description.

     1.13 Mark(s) shall mean service marks, trademarks, or trade names owned or used by a party.

     1.14 Number shall mean the ten-digit (NPA/NXX-XXXX) number assigned to a
Wireless Telephone Unit used to provide access to Service.

     1.15 Number Block shall mean a group of Numbers made available to Customer in an Area under this Agreement.

     1.16 Roaming, Roaming User or Roamer shall mean a Purchaser or End User using a mobile wireless or broadband PCS telecommunications service outside the assigned Home Area.

     1.17 Service shall mean, depending upon the Area in which the Service is being provided, Company's mobile wireless telecommunications service or
Company's mobile broadband PCS Service, as described in 47 C.F.R. Part 22,
Subpart H, and 47 C.F.R. Part 24, Subpart E, respectively, of the Rules of the
FCC, as amended, and such other basic common carrier mobile telecommunications services as may be offered by Company to Customer from time to time under this
Agreement.

     1.18 Subscription Fraud shall mean using or assisting another to use any scheme, false representation, or false credit device, or other fraudulent means or devices in connection with Service or activation thereof, including, but not limited to, the fraudulent production of information regarding a person's identity or the use of unauthorized credit.

     1.19 Unauthorized Access shall mean any unauthorized use of Service through the modification of the Electronic Serial Number ("ESN") originally installed by the manufacturer in a Wireless Telephone Unit (which shall include the practices generally referred to as "counterfeiting," "cloning fraud," or "tumbling fraud").

     1.20 Wireless Telephone Unit shall mean the wireless equipment used by a
Purchaser or End User to originate or receive wireless telephone calls.

     1.21 Wireless System shall mean those integrated mobile switching, cell sites, and other telecommunications related facilities that are used to provide
Service in an Area.

                      II. ELIGIBILITY, PROVISION OF SERVICE
                            AND RESELLER RELATIONSHIP

     2.1 Provision of Service. Company shall provide and Customer agrees to purchase on a non-exclusive basis Service from Company within the Area(s) as designated by Customer, which Service Customer may resell to End Users. Company shall have the continuing right to market and sell Service to Purchasers and potential Purchasers in competition with Customer, either directly or through indirect marketing channels.

     2.2 Selected Calling Plans. Schedule 2 attaches one or more Exhibit(s)
describing each Calling Plan selected by Customer for each Area where Customer has agreed to provide Service. Customer agrees that all terms and conditions of each such Calling Plan are incorporated into this Agreement by this reference.
Customer must satisfy all eligibility requirements and other terms and conditions applicable for each Calling Plan selected by Customer for the respective Area designated by Customer.

     2.3 Changes to Calling Plans. Company reserves the right to change any
Calling Plan at any time as provided by Section 5.9 below. If Customer at any time fails to meet the eligibility requirements or other terms and conditions applicable to a Calling Plan selected by Customer, Company may provide Customer with sixty (60) days' written notice that Customer is no longer eligible to receive Service under that particular Calling Plan. Customer shall be responsible for all applicable charges and cancellation fees described in
Schedule 2.

     2.4 Right to Select Other Plans. Customer has the right to select any of the Calling Plans that Company makes available to resellers in the Area so long as all applicable eligibility criteria are met. Customer has the obligation to notify Company in writing if, at any time, Customer would like additional information from Company regarding other Calling Plans for which Customer is eligible. If Customer believes it is eligible for a Calling Plan which has not been loaded into Customer's billing cycle and which is, on average, better than the Calling Plans available within its billing cycle, then Customer may notify
Company and request an appropriate credit. The credit will not exceed the amount of actual charges Customer would have saved had that Calling Plan been loaded and will be based on the time period beginning 90 days prior to the date of
Customer's request until the date the savings are no longer available. Customer shall be entitled to receive the requested credits within 90 days of the initial notice unless Company investigates the claim and notifies Customer of any defenses. Following this 90-day period, if Company determines that Customer was not entitled to some or all of the credits, Company may notify Customer of its defenses and the parties will use their best efforts to arrive at a mutually agreeable resolution of the appropriate amount of credits for Customer, if any.
The parties agree to resolve any disputes remaining after these efforts under the alternative dispute resolution processes described in Article XV below.

                             III. TERM OF AGREEMENT

     The term of this Agreement shall commence on the date set forth above (the
"Commencement Date"), and shall continue for one (1) year unless earlier terminated in accordance with the terms of this Agreement. This Agreement shall be automatically renewed for additional one-year periods unless either party gives ninety (90) days' written notice to the other that it desires to terminate this Agreement. During any such ninety-day period, Company shall have the right to provide Customer with a new agreement for the resale of Service as may be consistent with then-applicable rules and regulations, which Customer shall have the right to execute within a stated period of time. If Customer terminates this
Agreement without cause (as defined below) prior to the expiration of any term commitment under any Calling Plan applicable to any Number or fails to meet the eligibility requirements or other terms and conditions applicable to any Calling
Plan which Customer has selected, Customer shall be liable to Company for all applicable fees and charges in accordance with Schedule 2 hereto, including any and all cancellation fees. A termination by Customer shall be deemed to be
"without cause" if it occurs in the absence of an Event of Default committed by
Company.

                      IV ASSIGNMENT OF NUMBERS, CONNECTIONS

     4.1 Provision of Numbers to Customer. Upon execution of this Agreement,
Customer shall provide information reasonably requested to establish billing account status for Customer. Once all requested information is received by
Company, Company will use its best efforts to complete the establishment of a reseller billing account for Customer within thirty (30) days. Customer further agrees that upon establishment of billing account status, Customer shall accept
Assignment of an initial order of all minimum Numbers required under Schedule 2 of this Agreement. Such Numbers will contain area codes and exchanges (NPA/NXXs)
appropriate to the Areas specified by Customer on Schedule 1A.

     Customer may cancel the assignment of any Number, provided that in no event shall (i) the total amount of Numbers assigned to Customer be less than the aggregate of all minimum Number requirements in all Schedule 2s; and provided that, where applicable, Customer pays any cancellation fees associated with cancellation of Number assignments.

     Customer may, at any time that it is not in default under this Agreement, and according to procedures (including security requirements as described in
Section 7.10) established by Company, order additional Numbers in such amounts as may be set forth in Schedule 2. If that order contains a request for an assignment of Numbers in an additional Area, Customer shall be deemed to have revised the Area Designation Addendum in the form of a new Schedule 1A hereto.
Subject to the availability of Numbers, the imposition of additional processes on Company by third parties in order to obtain the Numbers, and the capacity of the Company's facilities, such additional Numbers will be supplied to Customer under normal circumstances within three (3) Business Days after Company's receipt of the order. As a general rule, Company shall process orders for
Numbers from all Purchasers, including Purchasers who are owned or controlled by
Company or an Affiliate of Company, in the sequence in which orders for additional Numbers are received. Customer and Company shall follow reasonable number conservation policies generally accepted by the telecommunications industry and Company may, from time to time upon reasonable advance written notice to Customer, change Number assignments in conformity with such policies, including changes requested or ordered by federal or state regulatory authorities or by number administrators recognized by such authorities as having responsibility for the assignment of telephone numbers. If Numbers are unavailable, Company may follow generally accepted industry standards and/or regulatory requirements, if any, in responding to the shortage of Numbers.
Company shall incur no liability to Customer for Number shortages.

     Company's obligation to provide additional Numbers to Customer shall, at
Company's option, cease (a) upon receipt by Company of Customer's written notice of termination, or (b) upon issuance by Company of written notice of termination or upon notice of default under Section 13.1 to Customer, whether or not applicable cure periods have expired. If Customer cures the defaults described in the notice of default within the required period, then Company shall again be obligated to provide additional Numbers as provided in this Section 4.1.

     4.2 Restrictions on Numbers. A Number may not be associated with more than one Wireless Telephone Unit or more than one Electronic Serial Number at the same time, unless otherwise approved by Company.

     4.3 Activation of Service. Company shall use reasonable efforts to Activate
Numbers as soon as practicable (normally within four (4) Business Hours)
following receipt by Company's designated representative of a completed activation form, in a format approved by Company, together with any additional letter of credit required pursuant to Section 7.10. Company shall not be obligated to Activate Service for any Number assigned to Customer if Customer has committed an Event of Default which has not been cured within the applicable cure period described in Section 13.1.

     4.4 Remote Access. Company will make reasonable efforts to make a remote access procedure available in all Areas. The terms and conditions applicable to remote access procedures will be as described in a separate agreement that
Customer must execute.

     4.5 Modification or Termination of Service. Except as may be otherwise provided for in any separate remote access agreement described in Section 4.4 above and subject to the limitations described in this Agreement, if Customer desires to modify or terminate Service with respect to one or more Number(s),
Customer shall provide notice to Company of such modification or termination specifying the Number(s) and such additional information as Company may reasonably require. Such notice shall be provided by an authorized representative of Customer and shall be given during Company's Business Hours.
Company shall modify or terminate Service to such Number(s) under normal circumstances within four (4) Business Hours following receipt of such notice from Customer. Notwithstanding the foregoing, Company may modify or terminate
Service with respect to one or more Number(s) as provided below in Section 11.2 with respect to abuse or fraudulent use. Company shall have the right to establish policies regarding the length of time between deactivating and reactivating the same Number.

     Customer understands that Company reserves the right to deny Service at the point of activation to Wireless Telephone Units appearing on Company's service deny lists for one of a variety of reasons, including the following: Wireless
Telephone Unit is stolen, has been used for fraudulent purposes, or is defective. Company is not liable to Customer or End Users if Service is denied, or a requested modification is not made to a Number appearing on the then-current service deny lists.

     4.6 Authorized Representatives. Immediately upon execution of this
Agreement, Company and Customer shall each notify the other of their respective authorized representatives for purposes of giving and receiving the notices provided for under this Article IV and any other Service orders, including those which involve the activation, change, or discontinuance of Service. Each party may appoint no more than three (3) representatives at any time, unless the other party consents to a greater number, which consent will not be unreasonably withheld. The notice of appointment, and the authority of the representative, shall remain effective until the notice is canceled or amended by the party for which such representative is acting. Company will not accept any notice or orders from any End User or other agent of Customer.

     4.7 Limitations on Service.

     4.7.1 Limitations on Service. CUSTOMER ACKNOWLEDGES THAT SERVICE IS MADE
AVAILABLE TO WIRELESS TELEPHONE UNITS EQUIPPED FOR SERVICE ONLY WHEN THESE
WIRELESS UNITS ARE WITHIN OPERATING RANGE OF THE FACILITIES LOCATED WITHIN AN
AREA. SERVICE MAY BE TEMPORARILY REFUSED, INTERRUPTED, OR LIMITED BECAUSE OF:
(a) FACILITIES LIMITATIONS; (b) TRANSMISSION LIMITATIONS CAUSED BY ATMOSPHERIC,
TERRAIN, OTHER NATURAL OR ARTIFICIAL CONDITIONS ADVERSELY AFFECTING
TRANSMISSION, AND OTHER CAUSES REASONABLY OUTSIDE OF COMPANY'S CONTROL; OR (c)
EQUIPMENT MODIFICATIONS, UPGRADES, RELOCATIONS, REPAIRS, AND OTHER SIMILAR
ACTIVITIES NECESSARY FOR THE PROPER OR IMPROVED OPERATION OF SERVICE. INDIVIDUAL
CALLS MAY BE "DROPPED" (I.E., INVOLUNTARILY DISCONNECTED) FOR A VARIETY OF
REASONS, INCLUDING, WITHOUT LIMITATION, ATMOSPHERIC CONDITIONS, TOPOGRAPHY, WEAK
BATTERIES, SYSTEM OVERCAPACITY, MOVEMENT OUTSIDE A SERVICE AREA OR GAPS IN
COVERAGE WITHIN A SERVICE AREA. COMPANY SHALL INCUR NO LIABILITY FOR ITS
INABILITY TO PROVIDE ADEQUATE SERVICES HEREUNDER IF SUCH INABILITY IS DUE TO THE
ABOVE LIMITATIONS OR TO CAUSES BEYOND THE REASONABLE CONTROL OF COMPANY, SUBJECT
TO COMPANY'S DUTY NOT TO UNREASONABLY DISCRIMINATE AGAINST CUSTOMER IN THE
PROVISION OF COMMON CARRIER SERVICES. NOR SHALL COMPANY BE RESPONSIBLE FOR ANY
ACT OR OMISSION RELATED TO NON-COMPANY EQUIPMENT OR SYSTEMS USED IN CONNECTION
WITH THE SERVICE. CUSTOMER AGREES TO PROVIDE WRITTEN NOTICE TO ITS END USERS OF
THE SERVICE LIMITATIONS CONTAINED IN THIS SECTION IN LANGUAGE THAT IS
SUBSTANTIALLY SIMILAR TO THE LANGUAGE CONTAINED IN THIS SECTION.

     4.7.2 Limitations on Roaming Service. COMPANY WILL PROVIDE, AS TO EACH
NUMBER ACTIVATED FOR CUSTOMER, THE SAME ACCESS TO ROAMING CAPABILITIES
(INCLUDING "IN-AREA" ROAMING WHERE AVAILABLE) THAT IS MADE AVAILABLE BY COMPANY
TO COMPANY'S OTHER PURCHASERS WITH NUMBERS ASSOCIATED WITH THE SAME HOME AREA
PROVIDED THAT EQUIPMENT WITH SIMILAR TECHNICAL CAPABILITIES AND PROGRAMMING IS
USED BY END USERS.

     THE AVAILABILITY OF ROAMING SERVICES, AND THE CHARGES FOR THOSE SERVICES,
IS DEPENDENT IN PART ON THE TYPE OF EQUIPMENT USED BY END USERS AND THE
PROGRAMMING OF THAT EQUIPMENT. COMPANY MAKES NO WARRANTIES OR REPRESENTATIONS AS
TO THE AVAILABILITY OR QUALITY OF ROAMING SERVICE PROVIDED BY OTHER WIRELESS
CARRIERS, AND COMPANY SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY ERRORS,
OUTAGES, OR FAILURES OF ROAMING SERVICES PROVIDED BY OTHER WIRELESS CARRIERS.

     IF COMPANY, OR ANOTHER ENTITY WITH WHOM COMPANY HAS A ROAMING AGREEMENT,
DISCOVERS OR SUSPECTS ABUSE OR FRAUDULENT USE AS DESCRIBED IN ARTICLE XI WITH
RESPECT TO CERTAIN NUMBERS, THEN ROAMING PRIVILEGES MAY BE SUSPENDED WITH
RESPECT TO SUCH NUMBERS.

     IT SHALL BE COMPANY'S POLICY TO USE COMMERCIALLY REASONABLE EFFORTS TO
PROVIDE CUSTOMER WITH PRIOR, OR PROMPT SUBSEQUENT, NOTIFICATION OF THE
SUSPENSION OF THE ROAMING SERVICE. COMPANY SHALL HAVE NO LIABILITY TO CUSTOMER
REGARDING THE UNAVAILABILITY OR SUSPENSION OF ROAMING SERVICE BY OTHER CARRIERS.

     TO THE EXTENT ACCESS TO ROAMING CAPABILITIES IS PROVIDED BY COMPANY TO
CUSTOMER, IT SHALL BE DEEMED TO BE A "SERVICE" AS DEFINED IN 1.19 ABOVE, AND THE
USE OF SUCH ROAMING BY CUSTOMER OR CUSTOMER END USERS SHALL BE GOVERNED BY THE
PROVISIONS OF THIS AGREEMENT.

     4.8 Reassignment of Numbers. SUBJECT TO COMPANY'S OBLIGATIONS UNDER SECTION
4.1 ABOVE, CUSTOMER ACKNOWLEDGES THAT COMPANY ACTING IN GOOD FAITH MAY BE
REQUIRED OR PROMPTED BY LAW TO CHANGE OR REASSIGN NUMBERS PREVIOUSLY PROVIDED TO
CUSTOMER FROM TIME TO TIME. WITH RESPECT TO NUMBERS THAT HAVE ALREADY BEEN
ACTIVATED, CUSTOMER SHALL NOT BE ASSESSED ANY CHARGE FOR SUCH REASSIGNMENTS.
COMPANY WILL PROVIDE CUSTOMER WITH NOTICE OF THE INTENDED CHANGE REASONABLY IN
ADVANCE OF MAKING ANY SUCH CHANGE. CUSTOMER AGREES TO INFORM ITS END USERS OF
THE PROVISIONS OF THIS SECTION, AND FURTHER ACKNOWLEDGES AND AGREES THAT,
SUBJECT TO NUMBER PORTABILITY RULES, NEITHER IT NOR ANY END USER SHALL HAVE OR
ACQUIRE ANY PROPRIETARY RIGHT IN ANY SPECIFIC NUMBER OR NUMBER BLOCK PROVIDED BY
COMPANY.

     4.9 Privacy. Wireless Systems use radio channels to transmit voice and data communications over a complex network, and privacy cannot be guaranteed.
Customer agrees that Company shall not be liable to Customer or to End Users for any such lack of privacy.

                         V. PRICES AND TERMS OF PAYMENT

     5.1 Payment of Charges. Customer shall pay to Company charges computed as set forth in Schedule 2.

     5.2 Taxes. Except where Customer provides to Company a valid certificate of resale or such other documentation as would release Company from any taxes, levy, or duty, there shall be added to any charges due from Customer an amount equal to any duty, fee, surcharge, levy or tax, including but not limited to, sales, gross receipts, excise, utility, and use taxes, fees or surcharges, imposed by any local, state or federal government or governmental agency with respect to Customer, the Service, or transactions contemplated by this
Agreement, excepting only taxes on the income of the Company.

     5.3 Tariffs. In the event that Service provided or charges for Service are or become subject to any federal, state, or local regulation or tariff, then the agreed charges set forth in Schedule 2 (as amended from time to time) shall be deemed amended immediately to conform to the rates or any changes in rates or terms and conditions that may be required under such regulation or tariff, provided that any tariff changes initiated by Company shall still comply with notice provisions under this Agreement. Nothing in this Agreement shall be deemed (i) to require or preclude the use of tariff-equivalent or tariff-related charges, or (ii) to provide or imply that such charges are or are not appropriate in the provision of Service provided for in this Agreement and in
Schedule 2.

     5.4 Service Charges.

     5.4.1 Charges Generally. Customer is responsible for payment of all fees and charges for Service furnished under this Agreement, including any charge from Company or other providers that can be identified to a specific Number or
Number Block whether or not authorized by the End User. Charges will be assessed at the rates shown on Schedule 2 with respect to each Calling Plan selected by
Customer. Without limitation of the foregoing, Customer shall bear the risk associated with abuse or fraudulent use as described in Article XI. The charges that will appear on Customer's monthly invoices (which are further described in
Section 5.8 below) will be for Service furnished under this Agreement, including regular monthly Service charges (access and service features, if any) and usage charges for all calls processed through the Number for the particular billing cycle (separated into peak and off-peak, if applicable). Company's billing records and those of Company's authorized billing agent shall be the sole records used to determine what Service was rendered, and shall prevail over any records maintained by other third parties.

     5.4.2 Usage Charges. Usage charges include, but are not limited to, charges for calls that are sent or received by a Wireless Telephone Unit programmed with a Number assigned to Customer, as well as long distance charges, roaming charges and directory listings (as further described below). In addition, Customer will be charged for custom calling, network service, wireless network usage, directory assistance (as further described below), and 900 service and Service provided under other service access codes (to the extent these services are made available by Company). Usage charges may also include charges for additional calling or other services offered by Company that Customer may subscribe to at rates determined by Company from time to time. There is no charge for calls made from the Home Area if no connection is established so long as the call is ended within a reasonable time, as determined by Company.

     5.4.3 Roaming Charges. Roaming airtime and long distance charges apply when a Wireless Telephone Unit is used outside the End User's Home Area. Customer must contact Company's designated representative to determine the roaming rates charged for any particular Area, which may vary by Area and Calling Plan.

     5.4.4 Emergency Calls. All airtime usage generated by Customer or
Customer's End Users to access telephone number 911 to the extent available to
Wireless Telephone Units in the Area shall be provided at no charge to Customer.

     5.4.5 Directory assistance. Calls to local directory assistance will be at a rate established by Company for each Calling Plan selected by Customer.
Charges for long distance directory assistance and for directory assistance when roaming will be determined by the serving carrier. In all cases, applicable airtime charges will also apply.

     5.4.6 Long Distance.

     (i) General. Long distance charges apply to any call made from a Wireless
Telephone Unit if the call's destination is not in the same "local" calling area
(as defined by the Company providing service) as the wireless network antenna through which the call originated. Long distance charges will also apply under other circumstances determined by Company from time to time.

     (ii) International Dialing. Company reserves the right at any time and from time to time to restrict availability for international dialing on a non-discriminatory basis, whether on a country or other basis, as it sees fit.
Furthermore, Company may require Customers to provide an adequate letter of credit to Company pursuant to the provisions of Section 7.10 if international dialing is allowed.

     5.5 Promotions, Free Airtime and Other Features. Unless specifically identified in Schedule 2 or in a separate notice from Company to Customer,
Customer shall not be entitled to participate, or have access to, any promotions, rewards, free airtime, special offerings, equipment warranty and insurance packages, and other features provided to Company's retail customers, such as holiday airtime promotions, "*" and "#" numbers, speed dial or other special code numbers, special service numbers such as 611, or any features not specifically set forth herein (collectively, "Special Offers"). In the event that the Wireless System does not technically prevent the availability of such
Special Offers to End Users, Customer is nevertheless prohibited from encouraging the use of such Special Offers by End Users, or promoting the existence or use of such Special Offers to current or prospective End Users. In connection with a violation of the preceding sentence by Customer, in addition to all other remedies available to Company, Company may impose a reasonable charge upon Customer for such Special Offers.

     5.6 Billing Guidelines for Calls.

     5.6.1 Length of Call. The length of calls is measured (i) for calls originated from the Wireless Telephone Unit, during the time that the Unit is connected to the Company's facilities, which is approximately from the time the
End User presses the "SEND" key or "YES" key, until approximately the time the
End User presses the "END" or "NO" key; or (ii) for calls received by the Unit, from the time the Unit responds to a call, and ends when the Unit disconnects from Company's facilities. When airtime is charged for feature use without radio airtime being used, measurement is based on switch access time.

     5.6.2 Dropped Calls. Dropped calls will be billed as any other call. If
Customer's End Users have a problem with dropped calls, Customer should call the
Company reseller coordinator. If Company believes a credit is appropriate, it may reduce the charges accordingly.

     5.6.3 Non-Usage Charges. Any access, feature and non-usage related charges
(if any) are billed monthly, either in advance or in arrears (depending on the
Calling Plan). Usage charges are billed monthly in arrears. Airtime charges will be incurred when voice mail messages are retrieved or for periods when call waiting, call forwarding, three-party calling, or no-answer transfer features are in use, even if no radio airtime is actually used. Company reserves the right to charge a reasonable fee for adding or deleting service features.

     5.7 Billing Formats

     If Customer elects a Calling Plan that is not loaded into the Customer billing cycles, then no magnetic billing tape (or electronically or magnetically readable detailed billing data in any form) can be provided to Customer for that
Calling Plan. Subject to the provisions of Section 2.4 and 16.10 of this
Agreement, it is Company's sole determination what Calling Plans are loaded into the Customer billing cycles and whether Company may charge Customer for setting up cycles for additional Calling Plans.

     Where magnetic billing tapes are available for the Calling Plan Customer selects, Company shall use reasonable efforts to provide to Customer or
Customer's billing agent accurate magnetic billing tapes for Service provided pursuant to this Agreement and the charges associated therewith within seven (7)
Business Days, under normal circumstances, after the cut-off date for each billing cycle. Customer agrees to notify Company immediately if it does not receive a magnetic tape within this time frame. The magnetic tapes provided by
Company will include reasonable billing information compiled using standard industry protocols. Customer agrees to notify Company within two (2) Business
Days after its receipt of a magnetic tape if the magnetic tape is flawed or defective, and to return the defective tape to Company's billing vendor.

     Customer must provide Company with written notice of the name, address, and phone number of its billing agent at least forty-five (45) calendar days prior to the expected mailing date of the billing tape. Each container within which the magnetic billing tapes are shipped to Customer's billing agent shall be labeled according to the then current procedures of Company billing vendor.

     Company shall provide one magnetic billing tape (or one set of billing tapes if warranted by volume of data) per reseller billing cycle database.
Customer understands that Company may in its discretion assign Customer Numbers to multiple billing databases.

     Customer shall pay Company's costs for any additional unreturned defective tapes or lost tapes.

     It is also understood and agreed that data related to billing may be transmitted, with Customer's consent, by means other than magnetic tape, such as by optical disk or by way of wired networks from one computer to another. If
Company decides to make such electronic methods of file transfer available and
Customer selects that method, the substitution of another form of transmission shall not affect the transmission, compliance with standard protocols, timeliness of notice regarding defects, identification of the data by reasonable
"labeling", and responsibility for the costs of replacing data, as nearly as practicable as if magnetic tapes had been used.

     5.8 Invoices.

     5.8.1 Itemized Invoices. Company shall bill Customer for charges incurred
(as described in Section 5.4 above) for each Number once per calendar month.
Company will use reasonable efforts to have all Numbers of Customer in a particular billing database assigned to a single cycle, but any Number may be assigned to any cycle and the cycle to which a Number is assigned may be changed from time to time; provided, however, that Company shall not unreasonably require multiple billing cycles for the same billing database for Customer. When practicable, Company will provide Customer with ninety (90) days' prior written notice of any change in billing cycles to be used with respect to Numbers assigned to Customer. Customer shall be billed in advance or arrears (depending on Company's requirements for the Calling Plan chosen) for applicable access, feature and non-usage related charges, and shall be billed for airtime, long distance and other usage related charges at the end of each billing cycle.

     5.8.2 Payment of Invoices. Payment in full for such invoices shall be due at the location set forth in the invoice, in a form payable in U.S. currency, upon the due date set forth in the invoice. Customer shall have the right to offset up to 50% of the amount of any disputed charges from the total amount owing. Depending on Customer's payment history, Company may at its sole discretion require payment by certified check, money order, or wire transfer, if available. Payments are past due, and Customer shall have committed an Event of
Default, if not received by the due date shown on the invoice, or within thirty
(30) days after the magnetic tape was received, whichever is later. Customer further agrees that time is of the essence with respect to its payment of
Company invoices. In the event payment is not received within this time period,
Customer agrees to pay a late fee as set forth in Schedule 2. Customer agrees not to place any condition or restrictive legend, such as "Paid in Full", on any check or financial instrument used to make a payment. The parties agree that the negotiation of any such check or instrument so inscribed shall not constitute an accord and satisfaction or novation. Disputed charges shall be resolved, after payment as required in this paragraph, in accordance with the provisions of
Section 5.8.3.

     5.8.3 Disputed Charges.

     (i) Customer shall provide Company with written notice of any disputed End
User airtime or features charges within seventy-five (75) days after the date
Customer received the magnetic tape or invoice showing such charges, provided
Customer shall in all events make reasonable good faith efforts to give Company notice of such disputed charges no more than seventy-two (72) Business Hours after receiving notice from the End User of the disputed charge. Customer shall be entitled to receive the requested credits unless Company investigates the claim and notifies Customer of any defenses within 90 days of the initial notice. Following this 90-day period, if Company determines that Customer was not entitled to some or all of the credits, Company may notify Customer of its defenses and the parties will use their best efforts to arrive at a mutually agreeable resolution of the appropriate amount due. The parties agree to resolve any disputes remaining after these efforts under the alternative dispute resolution processes described in Article XV below.

     (ii) The requirement set forth in the first sentence of Section 5.8.3(i)
above shall not shorten the period within which suit must be filed as established by the applicable statute of limitations, but shall constitute a condition precedent to any right of the aggrieved party to contest prior payments. This condition is designed to allow each party the opportunity to preserve important evidence in defense of a claim.

     5.8.4 Proration of Charges. Access fees (if any) with respect to assigned
Numbers for billing periods of less than one month will be prorated based on the actual number of days in such periods. For purposes of such prorations, each monthly billing cycle may be deemed, at Company's discretion, to have thirty
(30) days. Company may, at its option, prorate other monthly charges, such as for calling features.

     5.9 Modification to Schedule 2. The provisions of Schedule 2 may be modified by Company at any time upon ninety (90) days written notice to
Customer, unless Schedule 2 provides otherwise. This includes, but is not limited to, the charges described in Schedule 2. To the extent that the charges set forth in Schedule 2 are subject to any federal, state, or local regulation or tariff, such charges may be increased or decreased as provided or required by such regulation or tariff, provided that any tariff changes initiated by Company shall still comply with notice provisions under this Agreement. If any modification proposed by Company to Schedule 2 is unacceptable to Customer,
Customer shall have the right to either (1) terminate the modified Calling Plan and select an alternative Calling Plan pursuant to which it will receive Service under this Agreement, or (2) terminate this Agreement. Customer must provide
Company with written notice of its termination choice within thirty (30) days prior to the effective date of the modification. Customer must also provide
Company with a reasonable opportunity to rescind the modification before the termination is effected. If this Agreement is terminated under the circumstances described in the preceding two sentences, Customer shall not be required to pay any early cancellation fees or charges provided for herein which would otherwise be due to Company as a result of the termination, except for fees and charges for actual usage.

     5.10 Customer Right to Select Other Calling Plans.

     5.10.1 Customer may, from time to time, change its selection of the Calling
Plans under which Service shall be provided to Customer's Numbers, provided that
Customer complies with all of the terms and conditions of the new Calling Plan.
In such event, Schedule 2 shall be deemed to include the terms and conditions for any Calling Plan selected by Customer. Descriptions of each Calling Plan are available from Company, and Customer acknowledges receipt of a Calling Plan description for any Calling Plan selected by Customer. Any such modification to
Schedule 2 pursuant to this subparagraph shall not be deemed a modification for purposes of Section 5.9 above.

     5.10.2 Notwithstanding the foregoing provisions, the right to change its
Calling Plan shall not affect Customer's obligations to meet the requirements of the Calling Plan previously selected and to pay any fees or charges owed to
Company as a result of failure to meet such requirements. Further, if Customer has not met any applicable usage commitment for a Calling Plan, then Customer may not change its Calling Plan to a higher tier usage commitment. In addition, if Customer selects a Calling Plan with a term commitment, Company may impose a cancellation fee if Customer cancels Service or changes its Calling Plan prior to fulfilling its term commitment, as described in Schedule 2 for that Calling
Plan.

     5.11 Loss of Telephones. In the event an End User's Wireless Telephone Unit is lost, stolen, or otherwise absent from the End User's possession or control,
Customer shall nevertheless be liable for all charges attributable to the access
Number assigned to such Wireless Telephone Unit until it notifies Company during
Business Hours of such loss, theft, or unauthorized absence, in which case
Customer's liability therefore shall terminate at the earlier of (i)
deactivation of the Number by Company, or (ii) the end of four (4) Business
Hours after such notification is received by Company. Company shall use reasonable efforts, taking into account all circumstances which shall include other operational demands placed upon its employees, to deactivate Service to the Number affected as soon as practicable.

     5.12 Service Outages. In the event of a total service outage ("Outage")
within the Home Area or any portion of the Home Area associated with any Number which is not caused by Customer or End User and which lasts for a period of twenty-four (24) hours or more, a credit allowance will be made, at Customer's request, in the form of a pro rata adjustment of the fixed charges billed by
Company to Customer with respect to such Number. Periods of non-continuous
Outage may not be accumulated in determining if an Outage has continued for at least twenty-four (24) hours. In order to receive such credit, Customer must submit a written request to Company, stating the date and location of the
Outage, the Numbers affected, and such other information as Company may reasonably require. Such notice must be received by Company within ten (10)
business days following the last date of the period of Outage. Except as provided herein, Company shall incur no liability for outages.

                  VI. LIMITATIONS OF WARRANTIES AND LIABILITIES

     Company supplies a service and not "good(s)" as that term is defined in the
Uniform Commercial Code. Notwithstanding and without limitation of the foregoing, to the extent that any portion of Service offered by Company might be construed as a good(s), COMPANY EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED
WARRANTIES OF WHATSOEVER NATURE INCLUDING, BUT NOT LIMITED TO, THE WARRANTY OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR USE.

     THE LIABILITY OF COMPANY FOR DAMAGES OR COSTS ARISING FROM ERRORS, OUTAGES,
OR FAILURES OF SERVICE, LACK OF SECURITY IN USE OF SERVICE, OR DEFECTS OR
MALFUNCTIONS OF THE FACILITIES, OCCURRING IN THE COURSE OF PERFORMING UNDER THIS
AGREEMENT (INCLUDING THE OBTAINING AND FURNISHING OF INFORMATION WITH RESPECT TO
CUSTOMER, END USERS, OR OTHER USERS OF SERVICE OR FACILITIES), REGARDLESS OF THE
LEGAL BASIS FOR SUCH CLAIM, SHALL IN ANY EVENT BE LIMITED TO AN AMOUNT EQUAL TO
THE PROPORTIONATE CHARGE TO CUSTOMER FOR THE PERIOD OF SERVICE DURING WHICH SUCH
ERRORS, OUTAGES, FAILURES, DEFECTS, OR MALFUNCTIONS OF EQUIPMENT OCCUR, SUBJECT
TO THE ADDITIONAL LIMITATIONS IN SECTION 5.12 ABOVE.

     TO THE EXTENT COMPANY PROVIDES ACCESS TO INFORMATION PROVIDED BY OTHER
SOURCES, COMPANY ACCEPTS NO LIABILITY FOR AND MAKES NO WARRANTIES, EXPRESS OR
IMPLIED, WITH RESPECT TO THE CONTENT THEREOF.

     IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT,
PUNITIVE OR CONSEQUENTIAL DAMAGES.

                           VII. CUSTOMER'S OBLIGATIONS

     7.1 Customer's Charges. Customer is solely responsible for all charges billed under Article V above with respect to any Number assigned to it, whether or not Customer's End User has paid Customer for such charges.

     7.2 Equipment.

     7.2.1 Customer is responsible for ensuring that any equipment utilized by it, its agents, or its End Users in connection with Service and each agent's and
End User's use thereof, shall at all times meet industry standards for compatibility with Service, including any of Company's requirements for compatibility with upgraded facilities (provided Company gives Customer the notice required in Section 8.3 below), and all FCC and other applicable regulatory authority requirements. In addition, Customer understands and agrees that Company is not obligated to activate a Number to any equipment that operates on a different radio frequency than Company's Service, or otherwise does not meet the technical requirements established by Company for service activations for a particular Area. In the event that any of the equipment utilized by an agent or End User does not meet such requirements, Customer shall use its best efforts to ensure that such equipment is no longer used in the reception or transmission of Service and shall, if necessary, terminate Service to such agent or End User. In addition, Customer shall pay any charges, including additional roaming charges, incurred by Company because of the use of equipment not meeting Company's requirements.

     7.2.2 Customer understands that the ability of an End User to receive or transmit Service, whether in the Home Area or while Roaming, is dependent on the type of equipment used by the End User and the proper programming of that equipment. Company may issue guidelines on equipment and its programming within
Company Areas from time to time. Customer agrees to comply with such guidelines.

     7.2.3 Company shall not be responsible to Customer or any End User for the installation, operation, quality of transmission, or testing and maintenance of any Wireless Telephone Unit or wireless terminal equipment. Company shall have no obligation to sell or otherwise provide equipment to Customer or to its End
Users.

     7.2.4 Customer and its agents shall not activate any Wireless Telephone
Unit they have reason to believe was sold at a discount to one of Company's dealers or retailers. These discounts are provided on the condition that the
Wireless Telephone Units will not be trans-shipped (i.e. re-sold to third-party retailers or wholesalers).

     7.3 Obligations to End Users.

     7.3.1 With respect to the matters covered by this Agreement, Company shall be obligated only to Customer, with which it is in privity of contract, and not with End Users with whom Company is not in privity. End Users are not deemed to be third-party beneficiaries of this Agreement.

     7.3.2 Each party shall provide an adequate and properly trained staff to receive and investigate any complaints from its Purchasers relating to Service, and Customer will report any trouble to Company with respect to Service only upon reasonable verification that such trouble is due to reasons other than the misuse or malfunctioning of the End User's equipment or the failure of such equipment to meet the technical standards for compatibility with Service.

     7.3.3 Company is not responsible for sending bills to Customer's End Users.

     7.4 Ethical Responsibilities. Each party shall be governed in all its dealings with respect to this Agreement by the highest standards of honesty, integrity, and fair dealing.

     7.5 Responsibility for Actions or Omissions. Customer shall be solely responsible for all risks and expenses incurred in connection with its actions or omissions in the sale of Service or otherwise relating to this Agreement.
Customer shall act in all respects on its own account, and shall be solely responsible for such things as credit verification, deposits, billing, collection, consolidation, rebilling, End User complaints, charges for usage, bad debts, and, except as provided in Article XI and Schedule 2, abuse or fraudulent use of any Number assigned to Customer, whether by Customer's employees or agents of Customer, an End User, or any third party (excepting only actions by Company, Company's agent or Company's employees), provided Company has followed Customer's instructions under this Agreement with respect to any relevant Number.

     7.6 Responsibility for Agents. Each party is responsible for the performance of its agents, if any, and shall ensure that its agents are in compliance with any applicable terms of this Agreement, any controlling tariffs, and any other applicable industry standards, rules and regulations.

     7.7 No Rights to Company's Facilities. No provision of this Agreement shall be construed as vesting in the Customer any control or ownership interest whatsoever in any facilities or operations of Company.

     7.8 Notice to End Users. Reseller agrees that each End User will be given notice regarding the restrictions in Sections 4.7, and 4.8 above, Section 7.11 below, and of the following provisions:

     (i) [END USER] AGREES IT HAS NO CONTRACTUAL RELATIONSHIP WHATSOEVER WITH
THE UNDERLYING WIRELESS SERVICE CARRIER AND THAT [END USER] IS NOT A THIRD PARTY
BENEFICIARY OF ANY AGREEMENT BETWEEN [RESELLER] AND THE UNDERLYING CARRIER. IN
ADDITION, [END USER] AGREES THAT THE UNDERLYING CARRIER SHALL HAVE NO LEGAL,
EQUITABLE, OR OTHER LIABILITY OF ANY KIND TO [END USER]. IN ANY EVENT, [END
USER'S] EXCLUSIVE REMEDY AGAINST ANY PERSON FOR ANY CAUSE WHATSOEVER RELATING TO
THE SERVICE, INCLUDING BUT NOT LIMITED TO ANY FAILURE OR DISRUPTION OF SERVICE
PROVIDED HEREUNDER, IS LIMITED TO PAYMENT OF DAMAGES IN AN AMOUNT EQUAL TO THE
PORTION OF THE FIXED MONTHLY CHARGES TO [END USER] FOR THE SERVICES RELATING TO
THE PERIOD OF SERVICE DURING WHICH SAID DAMAGES OCCUR.

     (ii) [END USER] SHALL INDEMNIFY AND HOLD HARMLESS THE UNDERLYING WIRELESS
SERVICE CARRIER AND ITS OFFICERS, EMPLOYEES, AND AGENTS AGAINST ANY AND ALL
CLAIMS ARISING IN ANY WAY DIRECTLY OR INDIRECTLY IN CONNECTION WITH THE SERVICE,
OR THE USE, FAILURE TO USE, OR INABILITY TO USE THE ACCESS TELEPHONE NUMBER,
EXCEPT WHERE THE CLAIMS RESULT FROM THE UNDERLYING CARRIER'S GROSS NEGLIGENCE OR
WILLFUL MISCONDUCT. THIS INDEMNITY SHALL SURVIVE THE TERMINATION OF THIS
AGREEMENT.

     (iii) [END USER] ACKNOWLEDGES AND UNDERSTANDS THAT IT USES THE SERVICE AT
[END USER'S] OWN RISK.

     (iv) [END USER] ACKNOWLEDGES THAT THIS AGREEMENT IS ASSIGNABLE BY RESELLER
TO THE UNDERLYING CARRIER SUPPLYING SERVICE TO RESELLER.

     7.9 Insurance. Customer shall keep in full force and effect a policy of public liability, personal injury, property damage, and contractual liability insurance with respect to the business operated by Customer, which insurance shall cover each occurrence in an amount not less than $1,000,000.00 and shall cover property damage in an amount not less than $500,000.00. Within ten (10)
days of execution of this Agreement, Customer shall furnish Company with a certificate evidencing such insurance.

     7.10 Security.

     7.10.1 Prior to processing any order for Numbers submitted by Customer, or at any time during the term of this Agreement, if Customer fails to comply with the payment terms set forth in this Agreement, Company may require that Customer provide it with an irrevocable letter of credit, issued by a financial institution and having terms and conditions satisfactory to Company, in such amount as is required by Company in its sole discretion. A financial institution will generally be satisfactory to Company if it is a bank chartered under the laws of the State of one of the Areas in which Customer purchases Service or the
United States with deposits insured by the Federal Deposit Insurance Corporation
("FDIC") and with an office located within the Area. This security may be required by Company to secure performance of Customer's obligations under this
Agreement, and may be based on its assessment of Customer's creditworthiness, including Customer's payment history with Company, and Company may waive the requirement of a letter of credit, or may increase or decrease the amount thereof required from Customer at any time based on Company's reassessment of
Customer's creditworthiness or an Event of Default under this Agreement by
Customer. All decisions with respect to the necessity for and amount of a deposit or letter of credit shall be made in Company's sole discretion. Customer shall provide such irrevocable letter of credit within ten (10) days of
Company's request. Failure by Customer to provide such irrevocable letter of credit within the ten-day period shall constitute a material breach under this
Agreement. At termination of this Agreement, upon Customer's full performance of all terms and conditions of this Agreement, any letter of credit shall be terminated in accordance with the terms thereof.

     7.10.2 If Customer fails to pay any sum owed to Company or otherwise breaches, Company may, from time to time, make drawings under the letter of credit and apply such drawings to sums due hereunder or to cure other breaches by Customer. This right is in addition to all other rights and remedies available to Company under this Agreement or at law or in equity. Customer shall increase the face amount of the letter of credit to an amount acceptable to
Company within ten (10) days of Company's written notice to do so.

     7.10.3 In the event Customer files for bankruptcy protection or an involuntary bankruptcy petition is filed against Customer, Company and Customer agree that Company shall be entitled to draw down against the letter of credit any sums that are owed Company at that time. Should Company seek relief from the automatic stay in order to effect such draw down, although such relief may not be required under current law, Customer agrees and stipulates to the entry of relief from the stay to allow Company to draw down the letter of credit and agrees to raise no defenses thereto. Company and Customer stipulate that the letter of credit and the Customer's obligations under this Agreement arise out of the same transaction.

     7.11 Caller ID Notice. Customer agrees that each End User will be given notice to the effect of the following: [END USER] UNDERSTANDS THAT, IN
ACCORDANCE WITH FCC ORDER NO. 91-281, ITS WIRELESS TELEPHONE NUMBER WILL BE
TRANSMITTED AS PART OF EACH OUTBOUND CALL AND THAT SUBSCRIBERS TO CALLER ID
SERVICES (BOTH WIRELESS AND LANDLINE) WILL BE ABLE TO SEE [END USER'S] NUMBER
DISPLAYED ON THEIR CALLER ID EQUIPMENT. IF [END USER] WISHES TO BLOCK THE
PRESENTATION OF [END USER'S] NUMBER, [END USER] MAY DO SO ON A PER CALL OR PER
LINE BASIS AS [CUSTOMER] HAS EXPLAINED TO [END USER]. Customer agrees that it will provide to its End Users all information regarding per call blocking and per line blocking that Company distributes to Customers. Customer shall inform
Company of any of its End Users that have requested per call blocking or per line blocking. Company will implement per call blocking or per line blocking, as the case may be, as reasonably practical after such notice from Customer.

     7.12 Company Procedures. Customer shall comply with Company's procedures related to performance under this Agreement as established by Company from time to time.

                           VIII. COMPANY'S OBLIGATIONS

     8.1 Company's Service. Company will comply with laws or regulations prohibiting unreasonable discrimination applicable at the time Service is provided. Company's obligation to provide Service is conditioned upon Company's ability to obtain, retain, and maintain, without unreasonable expense, suitable facilities, equipment, licenses, and rights to provide Service. Company's obligation to provide Service is further conditioned upon Customer's compliance with the terms and conditions of this Agreement.

     8.2 Informational Material. On or before the Commencement Date of this
Agreement, Company will provide to Customer, if available, one coverage map for
Areas where Customer wishes to resell Service. Customer may request in writing no more frequently than once in any six (6) month period updated informational material described in the first sentence of this Section 8.2. Customer agrees that it shall not distribute any informational materials provided to Customer under this Agreement unless such distribution complies with the requirements and restrictions of Section 9.1 below.

     8.3 Notice of Material Change in Service. Company agrees to provide reasonable notice to Customer (based on circumstances present) of any material changes in Service of either a permanent or temporary nature.

                          IX. TRADE NAME AND TRADEMARK

     9.1 Company's Marks. Customer recognizes the right, title, and/or interest of Company and its Affiliates (through ownership or license) to all service marks, trademarks, and trade names owned by or used by Company (the "Marks").
Customer agrees not to, directly or indirectly, contest, or otherwise impair such right, title, and interest of Company and its Affiliates. Customer has no rights, and shall not acquire any right, title or claim to the Marks, shall not use any Marks, and shall not mention "AT&T," "AT&T Wireless Services," "AWS" or any other trademarks or trade names of Company or its Affiliates used, directly or indirectly, by Company without the prior written consent of Company, except in specifically responding to an End User request to identify the underlying carrier. Customer is specifically prohibited from incorporating any of the Marks into Customer Marks (as defined in Section 9.2 below) or from using any service mark, trademark or trade name that is confusingly similar to any of the Marks.

     9.2 Customer's Marks. Company recognizes the right, title, and interest of
Customer and its Affiliates through ownership or license in and to all service marks, trademarks, and trade names owned by Customer or used in connection with the provision of wireless telephone services by Customer or its Affiliates
(collectively, "Customer Marks"). Company agrees not to engage in any activities or commit any acts, directly or indirectly, which may contest, dispute, or otherwise impair such right, title, and interest of Customer and its Affiliates therein. Company has no rights to the Customer Marks and shall not use any
Customer Marks in connection with Service or otherwise. Company shall not acquire or claim any right, title, or interest in or to the Customer Marks through sale of Service or otherwise. Company is specifically prohibited from incorporating any Customer Marks into the Marks or from using any service mark, trademark or trade name confusingly similar to the Customer Marks.

                   X. PROPRIETARY INFORMATION; CONFIDENTIALITY

     10.1 Confidential Information. During the term of this Agreement either party may (but shall not be obligated to) disclose to the other information that is considered proprietary or confidential by the disclosing party. Without the disclosing party's specific prior written consent, disclosure shall not be made to a third party (including but not limited to End Users) of any information which is designated confidential or proprietary and which is supplied by one party to the other party, and which information is not otherwise generally available to the public or is not already known to the other party; provided, however, either party may disclose such information in compliance with court processes or similar agency requirements if the other party has been given ten
(10) days' prior written notice of the proposed disclosure or as much notice as is reasonably possible if the situation does not permit such ten-(10) day notice. The parties agree that equitable relief is available for any breach or threatened breach of this Article X.

     10.2 Additional Protection of Confidential Information. In the performance of this Agreement, Company affiliates, agents and employees may come into possession of information about Customer's End Users, including but not limited to End User MINs and usage, or other forms of identification of End User.
Neither Company, nor any person or entity obtaining such information by or through Company, may use any such information except as required to provide
Service to Customer under this Agreement. However, any information independently developed by Company that includes Customer End User data may be used by Company at its sole discretion. Such information shall be treated as Customer proprietary information pursuant to Section 10.1 above.

                             XI. RESTRICTIONS OF USE

     11.1 Abuse or Fraudulent Use. Service to a Number may be restricted according to procedures set forth in this Article XI if there is abuse or fraudulent use thereof. Abuse and fraudulent use of Service include, but are not limited to:

     (a) Attempting or assisting another to access, alter, or interfere with the communications of and/or information about another Purchaser;

     (b) Tampering with or making an unauthorized connection with any facilities of Company;

     (c) Subscription Fraud;

     (d) Using Service in such manner so as to interfere unreasonably with the use of Service by one or more Purchasers or End Users or to interfere unreasonably with Company's ability to provide Service;

     (e) Using Service to convey unlawful information; and

     (f) Unauthorized Access.

     Customer agrees to make good faith efforts to minimize abuse or fraudulent use as described above, to promptly report any such abuse or fraudulent use that
Customer becomes aware of to Company, and to cooperate in any investigation or prosecution initiated by Company.

     Notwithstanding anything in this Agreement to the contrary, as new technologies and procedures are developed to minimize fraudulent wireless charges, Customer and Company agree to cooperate to implement future revisions to the fraud control policies of Company's systems with the understanding that such policies will be implemented by Company's systems for all Purchasers similarly situated to Customer and that such policies shall benefit both Company and Customer.

     11.2 Cancellation of Service to End User. Company may require Customer to cancel the right to market or use Service by any of its agents or End Users abusing or fraudulently marketing or using Service. Company reserves the right to cancel Service to End Users if Customer does not obey the Company's policy regarding Unauthorized Use. Company may cancel Service to Numbers it reasonably suspects of abuse or fraudulent use without notice to Customer. If Company determines that advance notice of cancellation is not reasonable, Company will give Customer such notice promptly after cancellation. For so long as Company acts in good faith under this Section, Customer shall indemnify and hold Company harmless against any claim or liability, including reasonable attorney fees and costs (through any appeals) arising therefrom.

     11.3 Interference. The parties understand that from time to time one or more End Users may interfere with the System in such a way as to impair the quality of Service provided by Company to its Purchasers; accordingly, upon discovery of any such abuse by an End User by either of the parties hereto, the party having such knowledge shall promptly notify the other party, and the
Customer shall immediately order the End User to cease from engaging in such act(s) of interference. Company shall have the right upon giving notice to
Customer to discontinue Service as to that End User should such acts continue.
Customer shall assist Company in taking all actions reasonably necessary to prevent further interference.

     11.4 Liability for Abuse or Fraudulent Usage. Customer shall not be liable for charges or other costs or damages resulting from abuse or fraudulent use, except as described in this Section 11.4 or in Schedule 2.

     11.4.1 Customer shall have full liability for charges, costs and damages resulting from Subscription Fraud.

     11.4.2 Customer shall have full liability for charges, costs and damages resulting from Customer or any of Customer's employees, agents, or End Users either negligently or intentionally facilitating the abuse or fraudulent use of the wireless system (which shall include, without limitation, any failure to give prompt notice of suspected abuse or fraudulent use based on information available to Customer). In order to establish that neither Customer nor its employees, agents or End Users facilitated the abuse or fraudulent use, Company may require Customer to perform a reasonable investigation of the events and provide written details of the investigation. Company may require Customer to attach copies of any police reports that should have been filed and any affidavits or other documentation that might be required for the prosecution of the guilty parties.

     11.4.3 If Company chooses (although it has no obligation to do so) to give
Customer notice of suspected abuse or fraudulent use prior to termination of
Service to that Number, Customer shall be liable for all abuse or fraudulent charges, costs or damages incurred more than twenty-four (24) hours (or such shorter period as Company specified) after Company provides such notice, unless
Customer has instructed Company in writing to terminate Service to that Number within twenty-four (24) hours (or such shorter period as Company specifies) of receiving Company notice.

     11.4.4 With respect to Number(s) activated on a Calling Plan any charges, costs or damages resulting from abuse or fraudulent use not described in this
Section 11.4 shall be the liability of Company ("Unauthorized Access") In order to receive any relief from full liability for these costs, Customer agrees to supply Company with clear and convincing evidence of the Unauthorized Access, such as (a) call detail information for the End User's account, and (b) a statement by Customer that it has thoroughly investigated the alleged
Unauthorized Access and that it will cooperate reasonably in obtaining affidavits or other documentation required for any prosecution of the person fraudulently using the Service. Such investigation by Customer should include contacting or attempting to contact a sufficient number of the recipients of calls at issue of each End User so as to establish a reasonable basis for inferring that the remainder of such calls were the result of Unauthorized
Access.

                              XII. INDEMNIFICATION

     Customer and Company each hereby agree to defend, indemnify, and hold harmless each other and each other's Affiliates, and their former, current, and future officers, directors, employees, agents, successors, and assigns, from and against any claims, costs, and expenses, including punitive damages, court costs, and reasonable attorneys' and expert witness' fees before and at trial and on appeal (collectively, "Claims"), arising from a breach of this Agreement by, or any conduct in connection with this Agreement of, the indemnifying party
(including such party's Affiliates, and their officers, directors, employees, agents, and contractors). Customer further agrees to defend, indemnify, and hold harmless Company, its Affiliates, and their former, current, and future officers, directors, employees, agents, successors, and assigns, from and against any Claims of End Users arising from a breach of this Agreement or the provision of Service; provided, however, that the obligations (of both Customer and Company) to defend, indemnify, and hold harmless shall not apply to the extent such Claims result from the other party's negligence or willful misconduct.

     Promptly after being notified of any Claim to which these indemnification obligations may apply, the party receiving such notice shall notify the party from whom the indemnification is sought (the "Indemnifying Party"), and shall give reasonable opportunity to the Indemnifying Party to defend the claim at its own expense and with counsel of its own selection; provided, however, that the party seeking indemnification shall at all times have the right to participate
(at its own expense) in, but not direct, the defense of and to approve any settlement of the Claim.

     If the Indemnifying Party shall, within thirty (30) days after notice, fail to accept defense of the Claim, then the party seeking indemnification shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment), the Claim on behalf, for the account, and at the risk of the Indemnifying Party. If the
Claims cannot by their nature be defended solely by one party, the other party shall make available all information and assistance that may reasonably be requested, regardless of any obligations to indemnify hereunder.

                          XIII. DEFAULT AND TERMINATION

     13.1 Default. In addition to termination in accordance with Article III above and as elsewhere provided in this Agreement, this Agreement may be terminated upon an Event of Default by either party if such Event of Default is not cured by the defaulting party within thirty (30) days of receipt of written notice of the Event of Default; provided, however, that (a) in the case of a violation of eligibility requirements of Article II, this Agreement may be terminated if such Event of Default is not cured within ninety (90) days of receipt of written notice of the Default or (b) in the case of failure to pay invoices in accordance with Article V or in the case of a violation of Article
IX, this Agreement may be terminated if such Event of Default is not cured within ten (10) days of receipt of written notice of Default.

     13.2 Right to Pursue Remedies. If this Agreement is terminated as a result of an Event of Default attributable to Customer, Company shall have the immediate right, without further notice or proceedings, to deduct any amounts due from the security referenced in Section 7.10 above and to pursue such remedies and other actions as Company may deem appropriate.

     13.3 Survival of Obligations. The obligations undertaken by the parties pursuant to Articles 5.1, IX, X, XII, XIII, and XV shall survive termination of this Agreement.

     13.4 Continuing Obligations. Termination pursuant to the terms of this
Agreement, regardless of cause or nature, shall be without prejudice to any other rights or remedies of the parties, and Customer shall remain solely responsible for its obligations to its agents and End Users. Termination of this
Agreement with or without cause shall not release either party hereto from any liability which at the time of termination has already accrued to the other party or which thereafter may accrue in respect to any act or omission prior to termination, or from any obligation which is expressly stated herein to survive termination; provided, however, that either party may, without liability, cancel any previously accepted orders for Numbers which have not been assigned to End
Users on or before the date of termination.

     13.5 No Company Obligation for Continuing Service to End Users. Upon
termination, Company shall have no further obligation to provide Service to
Customer under this Agreement. However, in order to avoid disruption of Service to End Users, Company may continue Service directly to any End User who meets
Company's credit requirements, and enters into a contract for Service with the
Company. From and after the termination date, Company may re-route calls using any Numbers previously assigned to Customer so that any attempts to access
Service will result in connection to Company's personnel, who will advise callers of the termination. Notwithstanding anything in this Agreement to the contrary, but provided that Company has met all its obligations hereunder,
Company is not restricted in any way from providing Service directly to any End
User who may request that Company do so.

                                 XIV. ASSIGNMENT

     No rights or obligations hereunder shall be assigned or delegated, in whole or in part, by either party to any other person, firm, corporation, or other entity without the other party's prior written consent, which consent will not be unreasonably withheld, except to an Affiliate of that party at the time this
Agreement is made, or to an entity to whom the outstanding common stock or substantially all the assets of Company are transferred after first receiving
FCC or other necessary governmental approvals. For purposes of this provision, any change in the ultimate control of a party, by stock sale, merger, consolidation, or any other means, shall constitute an assignment subject to the consent requirements hereof.

              XV. DISPUTE RESOLUTION; JURISDICTION; GOVERNING LAW

     15.1 State Law. The validity, construction, and performance of this
Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington.

     15.2 Dispute Resolution Process. As a first stage of dispute resolution, the Parties agree to attempt to settle any dispute arising out of or related to this Agreement by escalating the dispute to the appropriate level of management and working to arrange a face-to-face meeting of the appropriate managers. Any dispute in excess of $100,000 arising out of or related to this Agreement which cannot be resolved within 45 days of such escalation shall be settled by binding arbitration. Such arbitration shall be in accordance with the J.A.M.S./ENDISPUTE
Arbitration Rules and Procedures ("Rules"), as amended by this Agreement. The arbitration proceedings shall be held in New York City. The Parties will use their best efforts to select an arbitrator familiar with the wireless telecommunications industry, provided that if the Parties cannot agree on an arbitrator, the selection shall be made by J.A.M.S/ENDISPUTE in accordance with the Rules. Any award rendered by the arbitrator shall be conclusive and binding upon Parties hereto, provided that any such award shall be accompanied by a written opinion of the arbitrator giving the reasons for the award. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each
Party shall bear the cost of preparing and presenting its case.

     All documents, materials, and information in the possession of each party and in any way relevant to the claims or disputes shall be made available to the other party for review and copying not later than sixty (60) days after the notice of arbitration is served. To the extent that either party would be required to make confidential information available to the other, an agreement or an order shall be entered in the proceeding protecting the confidentiality of and limiting access to such information before either party is required to produce such information.

     The Parties agree that this provision and the Arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C.
1-16 et seq. ("USAA") or applicable state law, the provisions of this Agreement and the Rules. In no event shall either party be entitled to punitive damages in any arbitration or judicial proceeding and each party hereby waives its rights to any punitive damages. In the event an arbitration panel or a court concludes that the punitive damages waiver contained in the previous sentence is unenforceable, then the parties agree that the court with subject matter jurisdiction over the confirmation of the award shall have sole and exclusive jurisdiction to determine issues of entitlement and amount of punitive damages.
The award of the arbitrator may be confirmed and enforced in any court of competent jurisdiction in the United States. All post-award proceedings shall be governed by the USAA or applicable state law.

ALL DISCUSSIONS AND DOCUMENTS PREPARED BY EITHER OF THE PARTIES PURSUANT TO ANY
ATTEMPT TO RESOLVE A DISPUTE UNDER THIS PROVISION ARE CONFIDENTIAL AND FOR
SETTLEMENT PURPOSES ONLY AND, EXCEPT FOR ANY WRITTEN ORDER OF THE ARBITRATOR,
SHALL NOT BE ADMITTED IN ANY COURT OR OTHER FORUM AS AN ADMISSION OR OTHERWISE
AGAINST A PARTY FOR ANY PURPOSE INCLUDING THE APPLICABILITY OF FEDERAL AND STATE
COURT RULES.

     15.3 Attorneys' Fees. In the event an action (including an arbitration) is commenced by either party to enforce the terms of this Agreement, the substantially prevailing party in such action shall be entitled to its reasonable costs and attorneys' and expert witness' fees incurred therein through appeal. For purposes of this Section, the efforts of in-house attorneys and their staff shall be valued at rates prevailing in the market for private practitioners.

                               XVI. MISCELLANEOUS

     16.1 Headings. Headings to Articles and Sections of this Agreement are to facilitate reference only, do not form part of this Agreement, and shall not in any way affect the interpretation hereof.

     16.2 Waiver. The waiver, express or implied, by either party of any rights hereunder or of any failure to perform or breach hereof by the other party shall not constitute or be deemed a waiver of any other right hereunder or any other failure to perform or breach hereof by the other party, whether of a similar or dissimilar nature.

     16.3 No Agency. Neither party is authorized to act as an agent for, or legal representative of, the other party, nor shall either party have authority to assume or create any obligation on behalf of, in the name of, or that shall be binding upon, the other party. Customer shall not represent itself as an agent of Company in any manner not specifically provided for herein. All sales by Customer shall be in its own name and for its own account.

     16.4 Notices. Except as otherwise provided in this Agreement, all notices required or permitted to be given hereunder shall be in writing and shall be delivered (a) personally; (b) by certified mail, return receipt requested; (c)
by an overnight courier service having a record of receipt; or (d) by facsimile, with a confirming copy sent by one of the other three methods described in this sentence. Notices shall be addressed as follows:

                  (a)      If to Customer:

                           with a copy to:

                  (b)      If to Company:

                           AT&T Wireless Services, Inc.
                           ATTENTION:  Director of National Reseller Operations
                           15 E. Midland Ave.
                           Paramus, N.J.   07652

                           Phone:   201-967-3011
                           Fax:     201-986-7161

                           with a copy to:

                           AT&T Wireless Services, Inc.
                           ATTENTION:  Legal Department/Reseller Contracts
                           P.O. Box 97061
                           16331 N.E. 72nd Way
                           Redmond, WA   98052

     Either party hereto may change its address by a notice given to the other party hereto in the manner set forth above. All notices shall be effective on receipt.

     16.5 Forms. All notices and communications given by Customer to Company under this Agreement that pertain to orders, assignment requests, deactivation requests, suspension requests, feature modifications and fraud noticesshall be submitted by Customer on forms prescribed by Company. This Section does not apply to any notice of termination of the Agreement. Company may, at its option, approve the use of nonstandard forms and may condition any such approval on payment of a reasonable charge for the handling of nonstandard forms. A request to use a nonstandard form will not be unreasonably denied.

     16.6 Severability. Should any part of this Agreement for any reason be declared invalid by court order or by any regulatory agency, such order shall not affect the validity of any remaining portion, and the remaining portion of the Agreement shall continue in full force and effect, unless such order materially alters the nature of the obligations of either party hereto. In such event, this Agreement shall immediately terminate.

     16.7 Force Majeure. Each party's performance under this Agreement shall be excused if such non-performance is due to labor difficulties, governmental orders, equipment failure, inability or delay in securing equipment, civil commotion, acts of nature, weather disturbances or adverse weather conditions, and other circumstances beyond the party's reasonable control.

     16.8 Merger/Entire Agreement. With respect to the subject matter hereof, this Agreement represents the entire agreement between the parties hereto and, except as expressly provided, shall not be affected by reference to any other documents. The attached Schedules (and the Exhibits thereto) are a material and integral part of this Agreement. The terms and conditions of this Agreement supersede any other agreements or understandings pertaining to the subject matter of this Agreement, including prior or contemporaneous representations of sales representatives or other Company personnel, whether oral or written.
Notwithstanding the foregoing, if the parties or their Affiliates have previously entered into a written agreement pursuant to which Customer or any of its Affiliates acquired Service from Company or any of its Affiliates prior to the effectiveness of this Agreement, the provisions of such earlier agreement shall be terminated and superseded by the terms hereof, except to the extent that provisions thereof specifically survive termination and with respect to payment and other obligations incurred prior to the termination thereof. The parties represent that they are not currently aware of any claims or obligations arising under those earlier agreements other than those that have arisen in the ordinary course of business.

     16.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same instrument.

     16.10 Compliance With Laws. Company and Customer shall at all times comply in all material respects with all laws, rules, and regulations applicable to the performance of this Agreement. If continued performance by Company or Customer of one or more provisions under this Agreement would violate or be inconsistent with applicable law, including any judicial or regulatory decree binding on that party, then, that party will provide the other party with as much notice as is reasonable under the law or regulation and thereafter unless the parties mutually agree to continue performance of this Agreement without such provision(s) within thirty (30) days of such notice or such shorter time as required by the law or regulation, this Agreement shall terminate.

     16.11 Amendments. In addition to Company's right to provide a renewal agreement as provided in Section 3 hereof and right to modify Schedule 2 as provided in Section 5.9 hereof, Customer further acknowledges that, from time to time, Company may find it necessary to change or update certain procedures set forth in this Agreement in order to more efficiently conduct its business and provide Service to Customer, or to modify the Areas listed on Schedules 1, 1A or
2. Such changes or updates may be accomplished by Company providing thirty (30)
days' written notice to Customer. This Agreement may be amended by Company alone upon ninety (90) days' written notice to Customer. If Company notifies Customer of an amendment to this Agreement and such amendment is unacceptable to
Customer, then Customer has the right to terminate this Agreement upon thirty
(30) days' prior notice given not more than thirty (30) days after Customer received notice of the amendment; provided, however, that if Company rescinds the amendment within twenty (20) days after receiving Customer's notice, this
Agreement will not terminate, but shall continue in full force and effect. This
Agreement shall be deemed automatically amended to the extent it is inconsistent with any tariff required to be filed by Company.

     16.12 The Company. This Agreement shall be construed as a separate contract with each of the entities listed in Schedule 1 with respect to those Area(s)
selected by Customer in Schedule 1A and any additional entity which provides
Service pursuant to this Agreement in the future. Notwithstanding the foregoing, for so long as any of such entities are affiliated with AT&T Wireless Services,
Inc., or its successors in interest, the obligations of Customer with respect to insurance or minimum purchase requirements shall be determined as if all such entities were one entity, and AT&T Wireless Services, Inc., may act on behalf of each and every Company for any purpose arising under this Agreement. If any of such entities shall cease to be affiliated with AT&T Wireless Services, Inc., or its successors in interest, this Agreement may be terminated or amended by such entity at such time as the affiliation shall cease, upon thirty (30) days'
written notice (which notice may be given prior to or after the disaffiliation);
provided, however, that the successor entity shall assume the rights and obligations under this Agreement specific to the Area transferred to the successor entities without reference to any pricing based on usage outside the
Area for the remaining months in the current term. Upon such disaffiliation, the remaining Companies shall amend Schedules 1 and 2 accordingly. In addition, if any of such entities shall cease to be affiliated with AT&T Wireless Services,
Inc., the minimum Number Block, if any, as may be required by Schedule 2 from time to time, shall be computed only with respect to the Service Areas operated by Affiliates of AT&T Wireless Services, Inc., within the Areas in which
Customer continues to receive Service pursuant to this Agreement. If the disaffiliation of any entity shall result in Customer's failure to comply with any of such provisions, Customer shall be given thirty (30) days within which to attain compliance and Customer shall have the right to elect during such period to terminate this Agreement by giving thirty (30) days' advance written notice without being in breach hereof. Furthermore, if any such entity shall transfer or otherwise relinquish its license to provide Service, Company shall have no further obligation to provide Service in the part of the Area affected.

     16.13 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

     16.14 Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation or drafting.

                         XVII. INDEPENDENT INVESTIGATION

     COMPANY AND CUSTOMER ACKNOWLEDGE THEY HAVE READ THIS AGREEMENT AND
UNDERSTAND AND ACCEPT THE TERMS, CONDITIONS, AND COVENANTS CONTAINED HEREIN.
CUSTOMER ACKNOWLEDGES AND UNDERSTANDS THAT COMPANY MAY AT ANY TIME ALSO BE
ENGAGED DIRECTLY OR INDIRECTLY THROUGH OTHER DEALERS, OR OUTLETS OF ANY KIND, IN
SOLICITING POTENTIAL PURCHASERS FOR THE SERVICE OR OTHER SERVICES OR PRODUCTS OR
FOR THE SALE, LEASE, INSTALLATION, REPAIR, OR SERVICING OF EQUIPMENT IN THE
AREA. CUSTOMER ALSO ACKNOWLEDGES AND UNDERSTANDS THAT COMPANY MAY SELL THE
SERVICE TO OTHERS WHO MAY RESELL IT. CUSTOMER HAS INDEPENDENTLY INVESTIGATED THE
WIRELESS SERVICE OR EQUIPMENT SALE/LEASING BUSINESS AND THE PROFITABILITY (IF
ANY) AND RISKS THEREOF AND IS NOT RELYING ON ANY REPRESENTATION, GUARANTEE, OR
STATEMENT OF COMPANY OTHER THAN AS SET FORTH IN THIS AGREEMENT.

     IN PARTICULAR, CUSTOMER ACKNOWLEDGES THAT COMPANY DOES NOT REPRESENT: (a)
CUSTOMER'S CHANCES FOR SUCCESS IN SELLING SERVICE UNDER THIS AGREEMENT; (b) THE
TOTAL INVESTMENT CUSTOMER MAY NEED TO MAKE TO OPERATE UNDER THIS AGREEMENT
(COMPANY DOES NOT KNOW THE AMOUNT OF THE TOTAL INVESTMENT THAT MAY BE REQUIRED
FOR THIS PURPOSE); OR (c) THAT IT WILL LIMIT ITS EFFORTS TO SELL SERVICE OR
ESTABLISH OTHER RESELLING CUSTOMERS IN THE AREA.

     CUSTOMER ALSO ACKNOWLEDGES THAT COMPANY DOES NOT REPRESENT THAT: (a)
COMPANY WILL PROVIDE LOCATIONS OR ASSIST CUSTOMER TO FIND LOCATIONS TO PROMOTE
THE SALE OF SERVICE UNDER THIS AGREEMENT; (b) COMPANY WILL PURCHASE ANY PRODUCTS
MADE BY CUSTOMER THAT ARE IN ANY WAY ASSOCIATED WITH THE SERVICE SOLD BY
CUSTOMER UNDER THIS AGREEMENT; (c) THE AMOUNT OF PROFITS, NET OR GROSS, THAT
CUSTOMER CAN EXPECT FROM ITS OPERATIONS UNDER THIS AGREEMENT OR THAT CUSTOMER
WILL DERIVE INCOME FROM THE SALE OF COMPANY'S SERVICES UNDER THIS AGREEMENT, OR
COMPANY WILL REFUND ANY PAYMENTS MADE BY CUSTOMER TO COMPANY UNDER THIS
AGREEMENT EXCEPT AS OTHERWISE PROVIDED HEREIN; OR (d) COMPANY WILL PROVIDE A
SALES OR MARKETING PROGRAM THAT WILL ENABLE CUSTOMER TO DERIVE INCOME UNDER THIS
AGREEMENT.

     CUSTOMER FURTHER ACKNOWLEDGES THAT, EXCEPT AS SPECIFICALLY SET FORTH IN
THIS AGREEMENT, COMPANY DOES NOT MAKE ANY REPRESENTATIONS REGARDING: (a) THE
QUANTITY OR QUALITY OF SERVICE TO BE SOLD BY CUSTOMER; (b) THE PROVISION BY
COMPANY TO CUSTOMER OF TRAINING AND MANAGEMENT ASSISTANCE; (c) THE SIZE (OTHER
THAN THE GEOGRAPHIC AREA), CHOICE, POTENTIAL, OR DEMOGRAPHIC NATURE OF THE AREA
IN WHICH COMPANY'S SERVICE IS AVAILABLE OR THE NUMBER OF OTHER DEALERS OR
RESELLERS THAT ARE OR MAY IN THE FUTURE OPERATE IN THAT AREA; (d) THE
TERMINATION, TRANSFER, OR RENEWAL PROVISIONS OF THIS AGREEMENT OTHER THAN AS SET
FORTH IN THE AGREEMENT; OR (e) THE SPONSORSHIP OR PARTICIPATION OF A PRIMARY
MARKETER OF TRADEMARK PRODUCTS OR SERVICES IN CUSTOMER'S OPERATIONS UNDER THIS
AGREEMENT OTHER THAN AS MAY BE SET FORTH IN THIS AGREEMENT.

     CUSTOMER ACKNOWLEDGES THAT IT UNDERSTANDS THAT IT WILL NOT OBTAIN ANY
EXCLUSIVE RIGHTS UNDER THIS AGREEMENT, EITHER WITH RESPECT TO A TERRITORY OR
OTHERWISE, AND UNDERSTANDS THAT COMPANY MAY APPOINT OTHER DEALERS OR RESELLERS
IN THE AREA AFFECTED BY THIS AGREEMENT. CUSTOMER ALSO ACKNOWLEDGES THAT COMPANY
CANNOT CALCULATE IN ADVANCE THE TOTAL AMOUNT THAT CUSTOMER MUST PAY TO COMPANY
UNDER THIS AGREEMENT AS THAT AMOUNT DEPENDS ON THE QUANTITY OF SERVICE THAT
CUSTOMER'S END USERS PURCHASE.

     COMPANY ACKNOWLEDGES THAT CUSTOMER MAY AT ANY TIME SOLICIT POTENTIAL
PURCHASERS FOR WIRELESS TELEPHONE SERVICE PROVIDED BY CUSTOMER DIRECTLY OR
INDIRECTLY THROUGH BUSINESS RELATIONSHIPS WITH ENTITIES COMPETING WITH COMPANY.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

AT&T WIRELESS SERVICES, INC.
                                           ------------------------------------
as agent for the Companies                 (Name of Reseller/Customer)

By:                                        By:
   ---------------------------------           -------------------------------

Name:                                      Name:
         ---------------------------                --------------------------

Title:                                     Title:
         ---------------------------                --------------------------

Date:                                      Date:
         ---------------------------                --------------------------

                                   SCHEDULE 1
                               OPERATING ENTITIES

----------------------- ----------------------------------- ------------------------------------------------------
STATE                   AREA                                OPERATING ENTITY/LICENSEE
----------------------- ----------------------------------- ------------------------------------------------------
Alaska                  Anchorage MSA                       Cellular Alaska Partnership
                        Alaska-2 RSA                        AT&T Wireless Services of Alaska, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Arizona                 Phoenix MTA                         AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
California              Bakersfield MSA                     Bakersfield Cellular LLC
                        Chico MSA                           AT&T Wireless Services of California, Inc.
                        Fresno MSA                          AT&T Wireless Services of California, Inc.
                        Los Angeles MSA                     AB Cellular Holding, LLC
                        Modesto MSA                         AT&T Wireless Services of California, Inc.
                        Oxnard-Ventura MSA                  AT&T Wireless Services of California, Inc.
                        Redding MSA                         Redding Cellular Partnership
                        Sacramento MSA                      AT&T Wireless Services of California, Inc.
                        Salinas MSA                         Salinas Cellular Telephone Company
                        San Diego MSA
                        San Francisco MSA                   Bay Area Cellular Telephone Company
                        San Jose MSA                        Bay Area Cellular Telephone Company
                        Santa Barbara MSA                   Santa Barbara Cellular Systems, Ltd.
                        Santa Rosa MSA                      Cagal Cellular Communications Corp.
                        Stockton MSA                        AT&T Wireless Services of California, Inc.
                        Vallejo MSA                         Napa Cellular Telephone Company
                        Visalia MSA                         Visalia Cellular Telephone Company
                        Yuba City MSA                       Yuba City Cellular Telephone Company
                        California-3 RSA                    AT&T Wireless Services of California, Inc.
                        California-8 RSA                    AT&T Wireless Services of California, Inc.
                        California-12 RSA                   AT&T Wireless Services of California, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Colorado                Colorado Springs MSA                AT&T Wireless Services of Colorado, Inc.
                        Denver MSA                          AT&T Wireless Services of Colorado, Inc.
                        Fort Collins MSA                    Fort Collins-Loveland Cellular Telephone Company
                        Greeley MSA                         Greeley Cellular Telephone Company
                        Colorado-3 RSA                      AT&T Wireless Services of Colorado, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Connecticut             Connecticut-1 RSA                   Litchfield Acquisitions Corporation
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Delaware                Philadelphia MTA                    AT&T Wireless PCS of Philadelphia, LLC
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
District of             Washington DC - Baltimore MTA       AT&T Wireless PCS Inc.
   Columbia
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Florida                 Bradenton MSA                       Bradenton Cellular Partnership
                        Daytona Beach MSA                   AT&T Wireless Services of Florida, Inc.
                        Fort Pierce MSA                     AT&T Wireless Services of Florida, Inc.
                        Jacksonville MSA                    AT&T Wireless Services of Florida, Inc.
                        Lakeland MSA                        AT&T Wireless Services of Florida, Inc.
                        Melbourne MSA                       Melbourne Cellular Telephone Company
                        Miami MSA                           AT&T Wireless Services of Florida, Inc.
                        Ocala MSA                           Ocala Cellular Telephone Company, Inc.
                        Orlando MSA                         AT&T Wireless Services of Florida, Inc.
                        Sarasota MSA                        Sarasota Cellular Telephone Company
                        Tampa MSA                           AT&T Wireless Services of Florida, Inc.
                        West Palm Beach MSA                 AT&T Wireless Services of Florida, Inc.
                        Florida-2 RSA A2 portion            AT&T Wireless Services of Florida, Inc.
                        Florida-4 RSA                       Citrus Cellular Limited Partnership
                        Florida-5 RSA                       AT&T Wireless Services of Florida, Inc.
                        Florida-11 Monroe IOA               AT&T Wireless Services of Florida, Inc.
----------------------- ----------------------------------- ------------------------------------------------------

----------------------- ----------------------------------- ------------------------------------------------------
STATE                   AREA                                OPERATING ENTITY/LICENSEE
----------------------- ----------------------------------- ------------------------------------------------------
Georgia                 Atlanta MTA                         AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
Hawaii                  Honolulu MSA                        AT&T Wireless Services of Hawaii, Inc.
                        Hawaii-2 RSA                        AT&T Wireless Services of Hawaii, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Idaho                   Boise MSA                           Boise City Cellular Partnership
                        Idaho-1 RSA                         AT&T Wireless Services of Idaho, Inc.
                        Idaho-4 RSA                         AT&T Wireless Services of Idaho, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Illinois                Chicago MTA                         AT&T Wireless PCS Inc.
                        St. Louis MTA                       AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Indiana                 Chicago MTA                         AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Louisiana               Monroe MSA                          Monroe Cellular, Inc.
                        Shreveport MSA                      First Cellular Group of Shreveport, Inc.
                        Louisiana-2 RSA A portion           Monroe Cellular, Inc.
                        Louisiana-3 RSA A2 portion          First Cellular Group of Shreveport, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Maine                   Portland MSA                        Atlantic Cellular Telephone of Delaware, LLC
                        Portsmouth-Dover-Rochester          Piscataqua Cellular Telephone of Delaware, LLC
                        Maine-4 RSA                         Atlantic Cellular Telephone of Delaware, LLC
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Maryland                Washington DC - Baltimore MTA       AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Massachusetts           Boston-Providence MTA               AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Michigan                Detroit MTA                         AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Minnesota               Minneapolis MSA                     AT&T Wireless Services of Minnesota, Inc.
                        Rochester MSA                       Rochester CellTelCo Partnership
                        St. Cloud MSA                       St. Cloud Cellular Telephone Company, Inc.
                        Minnesota-6 RSA A2                  AT&T Wireless Services of Minnesota, Inc.
                        Minnesota-11, Goodhue  IOA          Rochester CellTelCo Partnership
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Missouri                Joplin MSA                          MC Cellular Corporation
                        Springfield MSA                     MC Cellular Corporation
                        St. Louis MTA                       AT&T Wireless PCS Inc.
                        Missouri-14 RSA                     MC Cellular Corporation
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Nebraska                Omaha MTA                           AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Nevada                  Las Vegas MSA                       AT&T Wireless Services of Nevada, Inc.
                        Reno MSA                            Reno Cellular Telephone Company
                        Nevada-3 RSA                        AT&T Wireless Services of Nevada, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
New Hampshire           Boston MTA                          AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
New Jersey              New Jersey-1 RSA                    NJ-2 Cellular, Inc.
                        Philadelphia MTA                    AT&T Wireless PCS of Philadelphia, LLC
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
New York                New York MSA                        Cellular Telephone Company
                        Binghamton MSA                      Binghamton CellTelCo
                        Elmira MSA                          Vanguard Binghamton, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
North Carolina          Charlotte MTA                       AT&T Wireless PCS Inc.
                        Raleigh-Greensboro BTA              AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Ohio                    Cleveland MTA                       AT&T Wireless PCS of Cleveland, LLC
                        Cincinnati-Dayton MTA               AT&T Wireless PCS Inc.
                        Steubenville-Weirton MSA            McLang Cellular, Inc.
                        Ohio-9 RSA                          Orange County Cellular Telephone Corp.
                        Ohio-10 RSA                         Orange County Cellular Telephone Corp.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Oklahoma                Lawton MSA                          OK-5 Cellular, Inc.
                        Oklahoma City MSA                   Midwest Cellular Telephone Limited Partnership
                        Tulsa MSA                           AT&T Wireless Services of Tulsa, Inc.
                        Oklahoma-3 RSA                      OK-3 Cellular, Inc.
                        Oklahoma-4, Nowata IOA              AT&T Wireless Services of Tulsa, Inc.
                        Oklahoma-5 RSA                      OK-5 Cellular, Inc.
----------------------- ----------------------------------- ------------------------------------------------------

----------------------- ----------------------------------- ------------------------------------------------------
STATE                   AREA                                OPERATING ENTITY/LICENSEE
----------------------- ----------------------------------- ------------------------------------------------------
Oregon                  Eugene MSA                          AT&T Wireless Services of Oregon, Inc.
                        Medford MSA                         Medford Cellular Telephone Company, Inc.
                        Portland MSA                        AT&T Wireless Services of Oregon, Inc.
                        Salem MSA                           Salem Cellular Telephone Company
                        Oregon-1 RSA                        AT&T Wireless Services of Oregon, Inc.
                        Oregon-2 RSA                        Hood River Cellular Telephone Company, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Pennsylvania            Philadelphia MTA                    AT&T Wireless PCS of Philadelphia, LLC
                        Johnstown MSA                       McCaw Communications of Johnstown, Inc.
                        Pittsburgh MSA                      Pittsburgh Cellular Telephone Company
                        Northeastern PA                     Pennsylvania Cellular Telephone Company
                        Allentown-Bethlehem-Easton          Pennsylvania Cellular Telephone Company
                        Harrisburg MSA                      Pennsylvania Cellular Telephone Company
                        York MSA                            Pennsylvania Cellular Telephone Company
                        Lancaster MSA                       Pennsylvania Cellular Telephone Company
                        Reading MSA                         Pennsylvania Cellular Telephone Company
                        Altoona MSA                         Pennsylvania Cellular Telephone Company
                        Williamsport MSA                    Pennsylvania Cellular Telephone Company
                        State College MSA                   Pennsylvania Cellular Telephone Company
                        Pennsylvania-5 RSA                  Pennsylvania Cellular Telephone Company
                        Pennsylvania-8 RSA                  Pennsylvania Cellular Telephone Company
                        Pennsylvania-10 RSA                 Pennsylvania Cellular Telephone Company
                        Pennsylvania-11 RSA                 Pennsylvania Cellular Telephone Company
                        Pennsylvania-12 RSA                 Pennsylvania Cellular Telephone Company
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Rhode Island            Providence BTA                      AT&T Wireless PCS Inc.
                        (Part of Boston MTA)
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
South Carolina          Charlotte MTA                       AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Texas                   Austin MSA                          Texas Cellular Telephone Company, L.P.
                        Dallas MSA                          Metroplex Telephone Company
                        Killeen-Temple MSA                  Texas Cellular Telephone Company, L.P.
                        Longview-Marshall MSA               Longview Cellular, Inc.
                        San Antonio MSA                     AT&T Wireless Services of San Antonio, Inc.
                        Sherman-Denison MSA                 Texas Cellular Telephone Company, L.P.
                        Texarkana MSA                       Texarkana Cellular Partnership
                        Tyler MSA                           Northeast Texas Cellular Telephone Company
                        Waco MSA                            Texas Cellular Telephone Company, L.P.
                        Wichita Falls MSA                   Wichita Falls CellTelCo
                        Texas-6 RSA                         McCaw Communications of Gainesville, TX, Inc.
                        Texas-10, Navarro IOA               Metroplex Telephone Company
                        Texas-11 RSA                        Northeast Texas Cellular Telephone Company
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Utah                    Provo MSA                           Provo Cellular Telephone Company
                        Salt Lake City MSA                  AT&T Wireless Services of Utah, Inc.
                        Utah-1 RSA                          AT&T Wireless Services of Utah, Inc.
                        Utah-2 RSA                          AT&T Wireless Services of Utah, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Virginia                Richmond MTA                        AT&T Wireless PCS Inc.
                        Norfolk BTA                         AT&T Wireless PCS Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Washington              Bellingham MSA                      Bellingham Cellular Partnership
                        Bremerton MSA                       Bremerton Cellular Telephone Company
                        Olympia MSA                         Olympia Cellular Telephone Company, Inc.
                        Richland-Kennewick MSA              AT&T Wireless Services of Washington, Inc.
                        Seattle MSA                         AT&T Wireless Services of Washington, Inc.
                        Spokane MSA                         Spokane Cellular Telephone Company
                        Tacoma MSA                          AT&T Wireless Services of Washington, Inc.

----------------------- ----------------------------------- ------------------------------------------------------

----------------------- ----------------------------------- ------------------------------------------------------
STATE                   AREA                                OPERATING ENTITY/LICENSEE
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
Washington              Yakima MSA                          Yakima Cellular Telephone Company
                        Washington-1 RSA                    AT&T Wireless Services of Washington, Inc.
                        Washington-5 RSA                    AT&T Wireless Services of Washington, Inc.
                        Washington-6 RSA                    AT&T Wireless Services of Washington, Inc.
                        Washington-7 RSA                    Hood River Cellular Telephone Company, Inc.
----------------------- ----------------------------------- ------------------------------------------------------
----------------------- ----------------------------------- ------------------------------------------------------
West Virginia           Wheeling MSA                        Wheeling Cellular Telephone Company
                        Huntington-Ashland                  West Virginia Cellular Telephone Corp.
                        Charleston MSA                      West Virginia Cellular Telephone Corp.
                        Parkersburg-Marietta                Orange County Cellular Telephone Corp.
                        West Virginia-1 RSA                 West Virginia Cellular Telephone Corp.
                        West Virginia-6 RSA                 West Virginia Cellular Telephone Corp.
----------------------- ----------------------------------- ------------------------------------------------------

                                   SCHEDULE 1A
                                AREA DESIGNATION

Reseller Area Designation. Customer elects to provide Service to End Users in the following Areas by marking the box opposite the name of each such Area.

-------------------------- ---------------------------------- ---------------------------
STATE                      AREA                               RESELLER AREA
                                                              DESIGNATION
-------------------------- ---------------------------------- ---------------------------
Alaska                     Anchorage MSA
-------------------------- ---------------------------------- ---------------------------
                           Alaska-2 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Arizona                    Phoenix MTA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
California                 Bakersfield MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Chico MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Fresno MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Los Angeles MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Modesto MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Oxnard-Ventura MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Redding MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Sacramento MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Salinas MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           San Diego MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           San Francisco MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           San Jose MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Santa Barbara MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Santa Rosa MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Stockton MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Vallejo MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Visalia MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Yuba City MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           California-3 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           California-8 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           California-12 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Colorado                   Colorado Springs MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Denver MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Fort Collins MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Greeley MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Colorado-3 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Connecticut                Connecticut-1 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Delaware                   Philadelphia MTA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
District of Columbia       Washington DC-Baltimore MTA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Florida                    Bradenton MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Daytona Beach MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Fort Pierce MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Jacksonville MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Lakeland MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Melbourne MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Miami MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Ocala MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Orlando MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Sarasota MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Tampa MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           West Palm Beach MSA
-------------------------- ---------------------------------- ---------------------------

-------------------------- ---------------------------------- --------------------------
STATE                      AREA                               RESELLER AREA
                                                              DESIGNATION
-------------------------- ---------------------------------- --------------------------
Florida                    Florida-2 RSA  A2 portion
-------------------------- ---------------------------------- --------------------------
                           Florida-4 RSA
-------------------------- ---------------------------------- --------------------------
                           Florida-5 RSA
-------------------------- ---------------------------------- --------------------------
                           Florida-11  Monroe IOA
-------------------------- ---------------------------------- --------------------------
Georgia                    Atlanta MTA
-------------------------- ---------------------------------- --------------------------
Hawaii                     Honolulu MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Hawaii-2 RSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Idaho                      Boise MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Idaho-1 RSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Idaho-4 RSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Illinois                   Chicago MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           St. Louis MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Indiana                    Chicago MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Louisiana                  Monroe MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Shreveport MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Louisiana-2 RSA A portion
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Louisiana-3 RSA A2 portion
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Maine                      Portland MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Portsmouth-Dover-Rochester
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Maine-4 RSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Maryland                   Washington DC-Baltimore MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Massachusetts              Boston-Providence MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Michigan                   Detroit MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Minnesota                  Minneapolis MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Rochester MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           St. Cloud MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Minnesota-6 RSA A2
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Minnesota-11, Goodhue IOA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Missouri                   Joplin MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Springfield MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           St. Louis MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Missouri-14 RSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Nebraska                   Omaha MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Nevada                     Las Vegas MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Reno MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Nevada-3 RSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
New Hampshire              Boston MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
New Jersey                 New Jersey-1 RSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Philadelphia MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
New York                   New York MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Binghamton MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Elmira MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
North Carolina             Charlotte MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Raleigh-Greensboro BTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
Ohio                       Cleveland MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Cincinnati-Dayton MTA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Steubenville-Weirton MSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Ohio-9 RSA
-------------------------- ---------------------------------- --------------------------
-------------------------- ---------------------------------- --------------------------
                           Ohio-10 RSA
-------------------------- ---------------------------------- --------------------------

-------------------------- ---------------------------------- ---------------------------
STATE                      AREA                               RESELLER AREA
                                                              DESIGNATION
-------------------------- ---------------------------------- ---------------------------
Oklahoma                   Lawton MSA
-------------------------- ---------------------------------- ---------------------------
                           Oklahoma City MSA
-------------------------- ---------------------------------- ---------------------------
                           Tulsa MSA
-------------------------- ---------------------------------- ---------------------------
                           Oklahoma-3 RSA
-------------------------- ---------------------------------- ---------------------------
                           Oklahoma-4, Nowata IOA
-------------------------- ---------------------------------- ---------------------------
                           Oklahoma-5 RSA
-------------------------- ---------------------------------- ---------------------------
Oregon                     Eugene MSA
-------------------------- ---------------------------------- ---------------------------
                           Medford MSA
-------------------------- ---------------------------------- ---------------------------
                           Portland MSA
-------------------------- ---------------------------------- ---------------------------
                           Salem MSA
-------------------------- ---------------------------------- ---------------------------
                           Oregon-1 RSA
-------------------------- ---------------------------------- ---------------------------
                           Oregon-2 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Pennsylvania               Philadelphia MTA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Johnstown MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Pittsburgh MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Northeastern PA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Allentown-Bethlehem-Easton
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Harrisburg MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           York MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Lancaster MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Reading MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Altoona MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Williamsport MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           State College MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Pennsylvania-5 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Pennsylvania-8 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Pennsylvania-10 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Pennsylvania-11 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Pennsylvania-12 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Rhode Island               Providence BTA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
South Carolina             Charlotte MTA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Texas                      Austin MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Dallas MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Killeen-Temple MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Longview-Marshall MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           San Antonio MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Sherman-Denison MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Texarkana MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Tyler MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Waco MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Wichita Falls MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Texas-6 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Texas-10, Navarro IOA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Texas-11 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Utah                       Provo MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Salt Lake City MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Utah-1 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Utah-2 RSA
-------------------------- ---------------------------------- ---------------------------

-------------------------- ---------------------------------- ---------------------------
STATE                      AREA                               RESELLER AREA
                                                              DESIGNATION
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Virginia                   Richmond MTA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Norfolk BTA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
Washington                 Bellingham MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Bremerton MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Olympia MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Richland-Kennewick MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Seattle MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Spokane MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Tacoma MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Yakima MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Washington-1 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Washington-5 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Washington-6 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Washington-7 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
West Virginia              Wheeling MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Huntington-Ashland
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Charleston MSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           Parkersburg-Marietta
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           West Virginia-1 RSA
-------------------------- ---------------------------------- ---------------------------
-------------------------- ---------------------------------- ---------------------------
                           West Virginia-6 RSA
-------------------------- ---------------------------------- ---------------------------

                                  SCHEDULE 2

                    CALLING PLAN RATES, TERMS AND CONDITIONS

This Schedule 2 contains additional terms and conditions that are incorporated into and are an integral part of the Agreement. All capitalized terms used in this Schedule shall have the same meanings given such terms in the Agreement.
The terms and conditions of this Schedule supersede those in the Agreement to the extent they are inconsistent.

I.   General Provisions.

1.1  Information on Specific Calling Plans. Customer acknowledges receipt of all relevant information it needs respecting the Calling Plans it selects.
     Unless stated otherwise, all calls under these plans will be billed in full minute increments with partial minutes of use rounded up and billed as whole minutes. Monthly feature charges will be prorated for any billing cycle during which the feature is activated or deactivated.

1.2  Late Payment Fee. If payment is not made within the time specified in
     Section 5.8.2 of the Agreement, Company may charge Customer a fee of 1.5%
     of the account balance or the maximum allowed by law, whichever is less.

1.3  Minimum Numbers Required. Company shall not be obligated to activate
     Numbers on any Calling Plan selected by Customer unless Customer shall then have, or provide reasonably certain plans to have, at least 200 active
     Numbers in each Service Area. Additional Number Blocks shall be provided under the terms of the Agreement on request of Customer provided that any later Number Block is not less than 10 Numbers.

1.4  Changes to Rates or to Schedule 2. All sections of Schedule 2 and all rates may be changed on thirty (30) days' notice; provided that any increase in rates shall require ninety (90) days' notice.

1.5  Term Commitment. If a Calling Plan requires a term commitment, the fee for early cancellation of Service on that plan shall be specified in the
     Calling Plan description. The fee shall be applied on a monthly basis only to the extent that the number of deactivations on such plans exceed the number of activations on such plans during the preceding six month period.

II.  Provisions Applicable to Calling Plans with Discounted Roaming Rates (AT&T
     Digital One Rate Plan , Regional Advantage Plan, etc.).

2.1  Geographic Restrictions. Customer agrees not to market or sign up individual End Users whose principal residential address, or corporate End
     Users whose principal business office address, is not within the area defined by the Table of Zip Codes, which is provided to Customer as an attachment to this Agreement and which may be updated from time to time
     ("One Rate Eligibility Area" or "OREA"). (The Table of Zip Codes represents
     Confidential Information of Company and shall be treated as such.)
     "Principal residential addresses" is defined as the address where the End
     User lives for the majority of the year. Valid sources of residential address information include: a state driver's license, government-issued ID card, vehicle registration, or utility bills. "Principal business office address" is defined as the address where an employee End User spends the majority of his/her working hours. Valid sources of principal business address information include the address on the End User's business card.

2.2  Right to Audit Records. Company reserves the right to audit Customer's books, accounts, and End User records (from which individual names shall be removed) if, in its sole judgment, it believes that the principal address of a material number of End Users are outside the OREA. As a general matter and without limiting Company's rights under the foregoing sentence, there shall be a presumption that the principal address of an End User is outside the OREA if the airtime minutes used in the Areas is consistently less than the airtime minutes used outside of the Areas.

2.3  Right to Cancel Service to End User. If Company concludes that the principal address of an End User is outside the OREA, either by audit or usage analysis, it shall immediately notify Customer in writing and
     Customer shall terminate Service to such End User within seven (7) days unless Customer supplies evidence in a form satisfactory to Company within this time period that the End User does, in fact, reside within the OREA.
     Customer's agreements with End Users shall disclose the risk of such termination.

2.4  Other Remedies. If Company determines that Customer has engaged in an intentional or negligent pattern of marketing or selling service to
     Purchasers residing outside the OREA, Company shall have the right to (a)
     terminate this Agreement in accordance with Section 13.1 of this Agreement;
     and (b) recover from Customer $0.60 per minute for any usage outside of the
     Areas by an End User who did not meet the criteria established in section
     2.1 of this Schedule 2.

2.5  Handset Requirement. A TDMA digital multi-network ("DMN") phone is required for these Calling Plans. This handset must be compatible with the Wireless
     System and Company's intelligent roaming database (IRDB).

III. Provisions Applicable to Reseller Prepaid Calling Plans.

3.1  Eligibility. Customer may receive a prepaid calling plan with the understanding that (i) the rates are available only in conjunction with a distinct billing platform provided by Company; and (ii) only those handsets described in Schedule 2, Section 2.5 may be activated on the plan.

3.2  Minimum Number of Active Lines. Customer must maintain at least 1,000
     Average Monthly Lines. "Average Monthly Lines" means the sum of the number of active lines on a prepaid calling plan at the beginning of the first day of a month and the number of active lines on those plans at the end of the last day of the month, divided by 2.

3.3  Monthly Access Fee. The monthly access fee will be $1.99 for each line and will be applied to the "Average Monthly Lines" as defined in Section 3.2 of this Schedule 2. If Customer fails to maintain at least 1,000 Average
     Monthly Lines, the monthly access fee under this program will be $1,990.

3.4  Airtime Rates. Airtime charges shall be billed in arrears each month to
     Customer. The airtime rate shall depend on the total amount usage by
     Customer in all Areas combined. National and Local plan usage will not be combined to determine the rate on each plan (rates will be based on the usage for that particular plan). Airtime rates shall be set at a single rate for all minutes on a plan as set forth below:

          NATIONAL PREPAID CALLING PLAN

          Monthly Minutes of Use                        Airtime Rate*
          ----------------------                        ------------
          0              -  99,999                          $.30
          100,000        -  499,999                         $.29
          500,000        -  999,999                         $.28
          1,000,000      -  1,999,999                       $.27
          2,000,000      -  3,499,999                       $.26
          3,500,000      -  4,999,999                       $.25
          5,000,000 +                                       $.24

          * No additional charges for long distance or roaming usage within the
          U.S.

          LOCAL PREPAID CALLING PLAN

          Monthly Minutes of Use       Home Airtime Rate** Roaming Airtime Rate***
          ----------------------       -----------------   --------------------
          0              -  99,999            $.20                 $.85
          100,000        -  499,999           $.19                 $.85
          500,000        -  999,999           $.18                 $.85
          1,000,000      -  1,999,999         $.17                 $.85
          2,000,000      -  3,499,999         $.16                 $.85
          3,500,000      -  4,999,999         $.15                 $.85
          5,000,000 +                         $.14                 $.85

          ** No additional charges for long distance within the U.S.
          *** Applies to usage outside of each MIN's applicable home area. No additional charge for long distance within the U.S.

3.5  Payment Terms. Customer shall pay all invoices within fifteen (15) days of receipt. Company may require an increased deposit if the Customer does not maintain a good payment history or if Customer's monthly usage increases substantially.

IV.  Provisions Applicable to AT&T Wholesale Digital Advantage ("WDA") Program.

4.1  Eligibility Requirements. In order to receive the WDA discounts described in this Section IV, Customer must (i) send written notice of its desire to participate to Company; (ii) agree to a one-year commitment; and (iii) have at least $4,000 in Monthly Service Revenue ("MSR") in the Areas.

4.2  Amount of WDA Discounts. Customer is entitled to receive the following discounts on the Calling Plans set forth in Exhibit A to this Schedule 2:

        Monthly Service Revenue ("MSR")                             Discount
        -------------------------------                             --------
        $4,000 - 25,000                                             5%
        $25,001 - 80,000                                            10%
        $80,001 - 250,000                                           12%
        $250,001 - 500,000                                          15%
        $500,001 - 900,000                                          17%
        $900,001+                                                   20%

4.3  Qualified Charges. Both for the purposes of determining the MSR and for determining the amounts against which the Service discounts are applied,
     Qualified Charges include the following undiscounted charges: (a) one-time charges for Service activation, conversion, and charges for changing rate plans, (b) monthly wireless access charges, (c) Home Area airtime charges,
     (d) roaming airtime charges, and (e) charges for additional wireless service features such as voice mail.

4.4  Non-Qualified Charges. The MSR and Service discounts shall not apply to or include the following charges: (a) charges for long distance service, (b)
     all charges for local landline interconnect, toll services and other charges arising from or related to wireless operators providing long distance service, (c) all taxes, and (d) all other charges not described in paragraph 3 above. Company may also restrict charges incurred under certain calling plans or discount programs from either contributing to the MSR or qualifying for Service discounts or both. Company agrees to advise Customer when such restrictions affect Customer.

4.5  Application of Service Discounts. The Service discount is determined monthly on an aggregated account basis and will be applied within 45 days after the end of a billing cycle to the account number(s) Customer and
     Company deem administratively reasonable. If necessary, a separate Customer account shall be established exclusively for the eligible Numbers in each applicable Service Area activated by Customer that are part of the WDA program.

V.   Provisions Applicable to Long Distance. Company will provide all long distance service for calls originating within an Area. The roaming carrier will determine how long distance service is provided outside of an Area.
     Except where long distance charges are included as part of a calling plan, the charge for all calls originating and terminating in the United States will be $.05 per minute.

                             Exhibit A to Schedule 2

                                WDA CALLING PLANS

Customer may choose from the following Calling Plans to receive the WDA discounts set forth in Section 4.2 of Schedule 2. The availability of these
Calling Plans may vary by Area. Some Areas may have unique calling plans that qualify for the WDA discounts (information on these Area-specific plans will be provided separately).

------------------- ----------------------------------------------------------
       CODE                             RATE PLAN NAME
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------

------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       ND1                      Corporate Digital Advantage $9.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       1OR                        AT&T Digital One Rate $89.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       2OR                        AT&T Digital One Rate $119.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       3OR                        AT&T Digital One Rate $149.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       4OR                        AT&T Digital One Rate $59.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       2PN                       AT&T Regional Advantage $29.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       LD1                       AT&T Regional Advantage $39.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       LD2                       AT&T Regional Advantage $49.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       LD3                       AT&T Regional Advantage $69.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       LD4                       AT&T Regional Advantage $99.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       LD5                       AT&T Regional Advantage $149.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       1CM                        AT&T Digital Advantage $29.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       2CM                        AT&T Digital Advantage $39.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       3CM                        AT&T Digital Advantage $49.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       4CM                        AT&T Digital Advantage $69.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       5CM                        AT&T Digital Advantage $99.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       6CM                       AT&T Digital Advantage $149.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
       7CM                       AT&T Digital Advantage $199.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
        1D                        AT&T Digital One Rate $59.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
        2D                        AT&T Digital One Rate $79.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
        3D                        AT&T Digital One Rate $99.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
        4D                        AT&T Digital One Rate $119.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
        5D                        AT&T Digital One Rate $149.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------
        6D                        AT&T Digital One Rate $199.99
------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------

------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------

------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------

------------------- ----------------------------------------------------------
------------------- ----------------------------------------------------------

------------------- ----------------------------------------------------------